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                                                                      OH&S DRAFT
                                                                        02/05/97









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                         Consumer Portfolio Services, Inc.

                                       Issuer

                                         and

                                Bankers Trust Company

                                      Trustee

                                 --------------------


                                      INDENTURE

                                 --------------------

                             Dated as of February 1, 1997

                                   Debt Securities




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                                 TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                               RECITALS OF THE COMPANY

                                     ARTICLE ONE

               DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.  Definitions...................................................  1
Section 102.  Compliance Certificates and Opinions.......................... 12
Section 103.  Form of Documents Delivered to Trustee........................ 13
Section 104.  Acts of holders............................................... 13
Section 105.  Notices, Etc. to Trustee and Company.......................... 15
Section 106.  Notice to Holders of Securities; Waiver....................... 15
Section 107.  Language of Notices........................................... 16
Section 108.  Conflict with Trust Indenture Act............................. 16
Section 109.  Effect of Headings and Table of Contents...................... 16
Section 110.  Successors and Assigns........................................ 16
Section 111.  Separability Clause........................................... 16
Section 112.  Benefits of Indenture......................................... 17
Section 113.  Governing Law................................................. 17
Section 114.  Legal Holidays................................................ 17
Section 115.  No Recourse Against Others.................................... 17


                                     ARTICLE TWO

                                   SECURITIES FORMS

Section 201.   Forms Generally............................................... 17
Section 202.   Form of Trustee's Certificate of
               Authentication................................................ 18
Section 203.   Securities in Global Form..................................... 18


                                    ARTICLE THREE

                                    THE SECURITIES

Section 301.   Amount Unlimited; Issuable in Series.......................... 19
Section 302.   Currency; Denominations....................................... 21
Section 303.   Execution, Authentication, Delivery and
               Dating........................................................ 22
Section 304.   Temporary Securities.......................................... 23
Section 305.   Registration, Transfer and Exchange........................... 23
Section 306.   Mutilated, Destroyed, Lost and Stolen
               Securities.................................................... 26
Section 307.   Payment of Interest and Certain Additional Amounts;
               Rights to Interest and Certain
               Additional Amounts Preserved.................................. 27
Section 308.   Persons Deemed Owners......................................... 28
Section 309.   Cancellation.................................................. 29
Section 310.   Computation of Interest....................................... 29

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                                     ARTICLE FOUR

                              SATISFACTION AND DISCHARGE

Section 401.   Satisfaction and Discharge of Indenture....................... 29
Section 402.   Satisfaction, Discharge and Defeasance of Securities
               of Any Series................................................. 32
Section 403.   Application of Trust Money.................................... 33


                                     ARTICLE FIVE

                                       REMEDIES

Section 501.   Events of Default............................................. 34
Section 502.   Acceleration of Maturity; Rescission and Annulment............ 36
Section 503.   Collection of Indebtedness and Suits for Enforcement
               by Trustee.................................................... 37
Section 504.   Trustee May File Proofs of Claim.............................. 38
Section 505.   Trustee May Enforce Claims without
               Possession of Securities...................................... 39
Section 506.   Application of Money Collected................................ 39
Section 507.   Limitations on Suits.......................................... 40
Section 508.   Unconditional Right of Holder to Receive
               Principal and any Premium, Interest and
               Additional Amounts............................................ 41
Section 509.   Restoration of Rights and Remedies............................ 41
Section 510.   Rights and Remedies Cumulative................................ 41
Section 511.   Delay or Omission not Waiver.................................. 42
Section 512.   Control by Holders of Securities.............................. 42
Section 513.   Waiver of Past Defaults....................................... 43
Section 514.   Waiver of Stay or Extension Laws.............................. 43


                                     ARTICLE SIX

                                     THE TRUSTEE

Section 601.   Certain Duties and Responsibilities........................... 43
Section 602.   Notice of Defaults............................................ 45
Section 603.   Certain Rights of Trustee..................................... 45
Section 604.   Not Responsible for Recitals or Issuance of Securities........ 47
Section 605.   May Hold Securities........................................... 47
Section 606.   Money Held in Trust........................................... 47
Section 607.   Compensation and Indemnity.................................... 47
Section 608.   Corporate Trustee Required; Eligibility....................... 48
Section 609.   Resignation and Removal; Appointment of
               Successor..................................................... 49
Section 610.   Acceptance of Appointment by Successor........................ 50
Section 611.   Merger, Conversion, Consolidation or
               Succession to Business........................................ 52
Section 612.   Appointment of Authenticating Agent........................... 52

                                    ARTICLE SEVEN

                  HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.   Company to Furnish Trustee Names and
               Addresses of Holders.......................................... 54
Section 702.   Preservation of Information; Communications
               to Holders.................................................... 54
Section 703.   Reports by Trustee............................................ 55
Section 704.   Reports by Company............................................ 55


                                    ARTICLE EIGHT

                           CONSOLIDATION, MERGER AND SALES

Section 801.   Company May Consolidate, Etc., Only on
               Certain Terms................................................. 56
Section 802.   Successor Person Substituted for Company...................... 57


                                     ARTICLE NINE

                         AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 901.   Without Consent Holders....................................... 58
Section 902.   With Consent of Holders....................................... 59
Section 903.   Execution of Amendments or Supplemental Indentures............ 60
Section 904.   Effect of Waiver, Amendments and
               Supplemental Indentures....................................... 61
Section 905.   Reference in Securities too Supplemental Indentures........... 61


                                     ARTICLE TEN

                                      COVENANTS

Section 1001.  Payment of Principal and any Premium,
               Interest and Additional Amounts............................... 61
Section 1002.  Maintenance of Office or Agency............................... 61
Section 1003.  Money for Securities Payments to Be Held
               in Trust...................................................... 62
Section 1004.  Additional Amounts............................................ 63
Section 1005.  Corporate Existence........................................... 64
Section 1006.  Maintenance of Properties..................................... 65
Section 1007.  Limitation on Restricted Payments............................. 65
Section 1008.  Limitation on Indebtedness for Money
               Borrowed...................................................... 66
Section 1009.  Limitation on Subordinated Indebtedness....................... 66
Section 1010.  Payment of Taxes and Other Claims............................. 66
Section 1011.  Books and Records............................................. 67
Section 1012.  Statement by Officers as to Default........................... 67
Section 1013.  Waiver of Certain Covenants................................... 67

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Section 1014.  Limitation on Ranking of Future
               Indebtedness.................................................. 68
Section 1015.  Subsidiaries that Own Finance Receivables..................... 68
Section 1016.  Limitations on Transactions with
               Affiliates.................................................... 68


                                    ARTICLE ELEVEN

                               REDEMPTION OF SECURITIES

Section 1101.  Applicability of Article...................................... 69
Section 1102.  Election to Redeem; Notice to Trustee......................... 69
Section 1103.  Selection by Trustee of Securities to be
               Redeemed...................................................... 69
Section 1104.  Notice of Redemption.......................................... 70
Section 1105.  Deposit of Redemption Price................................... 71
Section 1106.  Securities Payable on Redemption Date......................... 71
Section 1107.  Securities Redeemed in Part................................... 72


                                    ARTICLE TWELVE

                                    SINKING FUNDS

Section 1201.  Applicability of Article...................................... 72
Section 1202.  Satisfaction of Sinking Fund Payments with Securities......... 72
Section 1203.  Redemption of Securities for Sinking Fund..................... 73


                                   ARTICLE THIRTEEN

                          REPAYMENT AT THE OPTION OF HOLDERS

Section 1301.  Applicability of Article...................................... 74
Section 1302.  Repayment Opinion upon Death of Holder........................ 74
Section 1303.  Redemption Upon Special Redemption Event...................... 76
Section 1304.  Deposit of Repayment Price.................................... 77
Section 1305.  Securities Payable on Repayment Date.......................... 77
Section 1306.  Securities Repaid in Part..................................... 78


                                   ARTICLE FOURTEEN

                             SUBORDINATION OF SECURITIES

Section 1401.  Securities Subordinated to Senior
               Indebtedness.................................................. 78
Section 1402.  Subrogation................................................... 82
Section 1403.  Obligations of Company Unconditional.......................... 82
Section 1404.  fectuation of Subordination by Trustee........................ 83
Section 1405.  Knowledge of Trustee.......................................... 83
Section 1406.  Trustee May Hold Senior Indebtedness.......................... 83
Section 1407.  Rights of Holders of Senior Indebtedness

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               Not Impaired.................................................. 83





                                        - v -

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                          Consumer Portfolio Services, Inc.

            Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of February 1, 1997

Trust Indenture
Act Section                                                   Indenture Section
-----------                                                   -----------------

Section 310 (a) (1)........................................................608
            (a)(2).........................................................608
            (a) (3) ............................................Not Applicable
            (a) (4) ........................................ ...Not Applicable
            (5) (5)........................................................608
            (b)............................................................609
Section 311 ....................................................Not Applicable
Section 312 (a).......................................................701, 701
            (b)............................................................702
            (c)................................................ Not Applicable
Section 313 .......................................................602,703,704
Section 314 (a)............................................................704
            (b).................................................Not Applicable
            (c) (1)........................................................102
            (c) (2)....................................................... 102
            (c) (3).............................................Not Applicable
            (d).................................................Not Applicable
            (e)............................................................102
Section 315 (a)............................................................601
            (b)............................................................602
            (c)............................................................601
            (d)............................................................601
            (e).................................................Not Applicable
Section 316 (a).................................................Not Applicable
            (a) (1) (A)...............................................502, 512
            (a) (1) (B)....................................................513
            (a) (2).............................................Not Applicable
            (b)............................................................508
Section 317 (a) (1)........................................................503
            (a) (2)........................................................504
            (b)...........................................................1003
Section 318...............................................................108

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

    INDENTURE, dated as of February 1, 1997 (the "Indenture") between Consumer Portfolio Services, Inc., a corporation duly organized and existing under the laws of the State of California (hereinafter called the "Company"), having executive offices located at 2 Ada, Suite 100, Irvine, California 92718 and Bankers Trust Company, a New York banking corporation duly organized and existing under the laws of the State of new York (hereinafter called the "Trustee"), having its Corporate Trust Office located at 4 Albany Street, New York, New York 10006.


                               RECITALS OF THE COMPANY

    The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness, unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided.

    All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

    This Indenture is subject to the provisions of the Trust Indenture Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions,

    NOW, THEREFORE, THIS INDENTURE WITNESSETH:

    For and in consideration of the premises, the sum of one dollar duly paid by the Company to the Trustee, the receipt of which is hereby acknowledged and the purchase of the Securities by the Holders (as defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders from time to time of the Securities as follows:


                                     ARTICLE ONE

               DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

    Section 101.   Definitions.

    Except as otherwise expressly provided in or pursuant to this Indenture or unless the context otherwise requires, for all purposes of this Indenture:

         (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;


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

         (ii) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (iii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principals in the United States and, except as otherwise herein expressly provided, the term "generally accepted accounting principals" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation;

         (iv) the word "herein", "hereof", "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

         (v) the word "or" is always used inclusively (for example, the phrase "A" or "B" means "A or B or both", not "either A or B but not both").

    Certain terms used, principally in certain Articles hereof are defined in those Articles.

    "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

    "Additional Amounts" means any additional amounts which are required hereby or by any Security or by or pursuant to a Board Resolution, under circumstances specified or other governmental charges imposed on Holders specified therein and which are owing to such Holders.

    "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

    "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 612 to act on behalf of the Trustee to authenticate Securities of one or more series.

    "Board of Directors" means the board of directors of the Company or any committee of that board duly authorized to act generally or in any particular respect for the Company hereunder.

    "Board Resolution" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee.

    "Business Day", except as may otherwise be provided in the form of Securities of any particular series pursuant to the provisions of this Indenture, with respect to any Place of Payment or other location, means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a Legal Holiday in the state where the Trustee's Corporate Trust Office is principally located in such Place of Payment or other location.

    "Capitalized Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real or personal property which obligations are required to be classified and accounted for as capital lease obligations on a balance sheet of such Person under generally accepted accounting principles and, for purposes of this Indenture, the amount of such obligations at any date shall be the capitalized amount thereof at such date, determined in accordance with generally accepted accounting principles.

    "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

    "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person, and any other obligor upon the Securities.

    "Company Request" and "Company Order" mean, respectively, a written request or order, as the case may be, signed in the name of the Company by the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, or by another officer of the Company duly authorized to sign by a Board Resolution, and delivered to the Trustee.

    "Consolidated Net Income" means the amount of net income (loss) of the Company and its Subsidiaries determined in accordance with generally accepted accounting principles; provided, however, that there shall not be included in Consolidated Net Income any net income (loss) of any Person acquired or disposed of in a pooling of interests transaction for any period prior to the acquisition thereof or subsequent to the disposition thereof.

    "Consolidated Net Worth" means the excess, as determined in accordance with generally accepted accounting principles, after making appropriate deductions for any minority interest in the net worth of Subsidiaries, of (i) the assets of the Company and its Subsidiaries over (ii) the liabilities of the Company and its Subsidiaries; provided, however, that any write-up in the book value of any assets owned subsequent to the date of this Indenture, other than as required for and at the time of assets acquired in connection with the purchase of a Person or business, shall not be taken into account.

    "Corporation" includes corporations, associations, companies and business trusts.

    "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at 4 Albany Street, New York, New York 10006.

    "Corporate Trust Operations Center" means the office of the Trustee at which at any particular time Securities shall be presented for transfer or payment, which office at the date of the original execution of this Indenture is located at _____, _______________________, _______________________.

    "Defaulted Interest" has the meaning specified in Section 307.

    "Depository" means, with respect to any Security issuable or issued in the form of one or more global Securities, the Person designated as Depository by the Company in or pursuant to this Indenture, which Person must be, to the extent required by applicable law or regulation, a clearing agency registered under the Securities Exchange Act of 1934, as amended, and if so provided with
respect to any Security, any successor to such   Person.  If at any time there
is more than one such Person, "Depository" shall mean, with respect to any Securities, the qualifying entity which has been appointed with respect to such Securities.

    "Event of Default" has the meaning specified in Section 501.

    "Government Obligations" means direct obligations of the United States of America, or any Person controlled or supervised by and acting as an agency or instrumentality of such government, in each case where the payment, or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by such government and which are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a, depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

    "Holder", when used with respect to any Security, means the Person in whose name such Security is registered in the Security Register.

    "Indebtedness for Money Borrowed" means any of the following obligations of the Company or any Subsidiary which by its terms matures at or is extendable or renewable at the sole option of the obligor without requiring the consent of the obligee to a date more than twelve months after the date of the creation or incurrence of such obligation: (i) any obligations, contingent or otherwise, for borrowed money or for the deferred purchase price of property, assets, securities, or services (including, without limitation, any interest accruing subsequent to an Event of Default) , (ii) all obligations (including the Securities) evidenced by bonds, notes, debentures, letters of credit , or other similar instruments, (iii) all indebtedness created or rising under any conditional sale or other title retention agreement with respect to property acquired (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property) except any such obligation that constitutes a trade payable and an accrued liability arising in the ordinary course of business, if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet prepared in accordance with generally accepted accounting principles, (iv) all Capitalized Lease Obligations, (v) all indebtedness of the type referred to in Clause (i), (ii), (iii) or (iv) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any lien upon or in property of the Company (including, without limitation, accounts and contract rights), even though the Company has not assumed or become liable for the payment of such indebtedness, and (vi) any guaranty or endorsement (other than for collection or deposit in the ordinary course of business) or discount with recourse of, or other agreement, contingent or otherwise, to purchase, repurchase, or otherwise acquire, to supply, or advance funds or become liable with respect to, any indebtedness or any obligation of the type referred to in any of the foregoing clauses (i) through (v), regardless of whether such obligation would appear on a balance sheet; provided, however, that Indebtedness for Money Borrowed shall not include (x) Interest Rate Swap Obligations with respect to any obligations included in the foregoing clauses (i) through (vi) or any guarantees of any such Interest Rate Swap Obligations or (y) amounts due under or represented by asset-backed securities or other interest-bearing certificates issued by trusts formed by Subsidiaries in connection with the securitization of automobile installment sale contracts or other receivables.

    "Indenture" means this instrument as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, with respect to any Security by the terms and provisions of such Security established pursuant to
Section 301 (as such terms and provisions may be amended pursuant to the applicable provisions hereof).

    "Independent Public Accountants" mean a nationally recognized firm of accountants that, with respect to the Company and any other obligor under the Securities, are independent public accountants within the meaning of the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, who may be the independent public accountants regularly retained by the Company or who may be other independent public accountants. Such accountants or firm shall be entitled to rely upon any Opinion of Counsel as to the interpretation of any legal matters relating to this Indenture or certificates required to be provided hereunder.

    "Interest" with respect to any original Issue Discount Security which by its terms bears interest only upon maturity, means interest payable upon, Maturity and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 1004, includes such Additional Amounts.

    "Interest Payment Date", with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

    "Interest Rate Swap Obligations" means the obligation of the Company or any Subsidiary pursuant to any interest rate swap agreement, interest rate collar agreement, forward rate agreement, interest rate cap insurance, option or futures contract or other similar agreement or arrangement, and any renewal or extension thereof, designed to protect the Company or any of its Subsidiaries against interest rate risk.

    "Legal Holiday", with respect to any Place of Payment or other location, means a Saturday, a Sunday or a day on which banking institutions or trust companies in such Place of Payment or other location are not authorized or obligated to be open.

    "Maturity", with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in or pursuant to this Indenture, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise, and includes the Redemption Date.

    "Money", with respect to any payment, deposit or other transfer pursuant to or contemplated by the terms hereof, means United States dollars or other equivalent unit of legal tender for payment of public or private debts in the United States of America.

    "1995 Indenture" means that Indenture dated as of December 15, 1995 between the Company and Harris Trust and Savings Bank, as Trustee as such Indenture exists on the date of execution of this Indenture.

    "Office or Agency", with respect to any Securities, means an office or agency of the Company maintained or designated in a Place of Payment for such Securities pursuant to Section 1002 or any other office or agency of the Company maintained or designated for such Securities pursuant to Section 1002 or, to the extent designated or required by Section 1002 in lieu of such office or agency, the Corporate Trust Operations Center of the Trustee.

    "Officer" means the Chairman of the Board, a Vice Chairman of the Board, the President, any Vice President, the Chief Financial Officer, the Chief Executive Officer, the Chief Operating Officer, the Treasurer, and the Secretary, or the Controller of the Company.

    "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or an Assistant Secretary of the Company that complies with the requirements of Section 314(e) )f the Trust Indenture Act.

    "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or other counsel who shall be reasonably acceptable to the Trustee, that complies with the requirements of ion 314(e) of the Trust Indenture Act.

    "Original Issue Discount Security" means a Security issued pursuant to this Indenture which provides for declaration of an amount less than the principal face amount thereof to be due and payable upon acceleration thereof pursuant to
Section 502.

    "Outstanding", when used with respect to any Securities, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

         (i) any such Security theretofore canceled by the Trustee or the Security Registrar or delivered to the Trustee or the Security Registrar for cancellation;

         (ii) any such Security or portions thereof for whose payment at the Maturity thereof Money in the necessary amount has been theretofore deposited pursuant hereto with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this

Indenture provision therefor satisfactory to the Trustee has been made;

         (iii) any such Security with respect to which the Company has effected defeasance pursuant to Section 401 or 402; and

         (iv)      any such Security which has been paid pursuant to Section
306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, unless there shall have been presented to the Trustee proof satisfactory to it that such Security is held by a bona fide purchaser in whose hands such Security is a valid obligation of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to he Outstanding for such purposes shall be equal to the amount of the principal thereof that pursuant to the terms of such Original Issue Discount Security would be declared (or shall have been declared to be) due and payable upon a declaration of acceleration thereof pursuant to Section 502 at the time of such determination, and (ii) Securities owned by the Company or any other obligor of the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making any such determination or relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which shall have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee (A) the pledgee's right so to act with respect to such Securities and (B) that the pledgee is not the Company or any other obligor upon the Securities or any Subsidiary or any Affiliate of the Company or such other obligor.

    "Paying Agent" means any Person authorized by the Company to pay the principal of, or any premium or interest on, or any Additional Amounts with respect to any Security on behalf of the, Company.

    "Person" means any individual, corporation, association, company, business trust, partnership, joint venture, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

    "Place of Payment", with respect to any Security, means the place or places where the principal of, or any premium or interest on, or any Additional Amounts with respect to such Security is payable as provided in or pursuant to this Indenture.

    "Predecessor Security" of any particular Security means every previous Security evidencing all, or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for in lieu of a lost, destroyed, mutilated or stolen Security shall be deemed to evidence the same debt as the lost, destroyed, mutilated or stolen Security.

    "Redemption Date", with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

    "Redemption Date" with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed as determined by or pursuant to this Indenture.

    "Regular Record Date" for the interest payable on any Security on any Interest Payment Date therefor means the date, if any, specified in or pursuant to this Indenture as the "Regular Record Date".

    "Repayment Date", with respect to any Security or portion thereof to be repaid pursuant to Article Thirteen, means the date fixed for such repayment by or pursuant to this Indenture.

    "Repayment Price", with respect to any Security or portion thereof to be repaid pursuant to Article Thirteen, means the price at which it is to be repaid pursuant to this Indenture. In the case of repayment pursuant to Section 1302 or 1303, the Repayment Price shall not include any premium on such Security.

    "Responsible Officer" means any officer of the Trustee in its Corporate Trust Office and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

    "Restricted Payment" has the meaning specified in Section 1007.

    "Security or "Securities" means any security or securities, as the case may be authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities", with respect to any such Person, shall mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

    "Security Register and "Security Registrar" have the respective meanings specified in Section 305.

    "Senior Indebtedness" means the principal amount of, premium, if any, and interest on (i) any Indebtedness for Money

Borrowed, whether now outstanding or hereafter created, incurred, assumed or guaranteed, unless in the instrument creating or evidencing such Indebtedness for Money Borrowed or pursuant to which such Indebtedness for Money Borrowed is outstanding it is provided that such Indebtedness for Money Borrowed is subordinate in right of payment or in rights upon liquidation to any other Indebtedness for Borrowed Money of the Company and (ii) refundings, renewals, extensions, modifications, restatements, and increases of any such indebtedness.

    "Significant Subsidiary" means any Subsidiary which accounted for more than 10% of the Company's Consolidated Net Worth or more than 10% of the Company's consolidated revenue, in each case as of the end of the Company's most recent fiscal year.

    "Special Record Date" for the payment of any Defaulted Interest on any Security means a date fixed by the Trustee pursuant to Section 307.

    "Special Redemption Event" means the occurrence of any one or more of the following (i)(x) the Company shall consolidated with or merge into any other Person, (y) the Company shall convey, transfer or lease all or substantially all of its assets to any Person or (z) any Person shall consolidate with or merge into the Company pursuant to a transaction in which the outstanding common stock of the Company is reclassified, changed or exchanged; provided that the following shall be excluded from the operation of this clause (i): a transaction which is part of a sale, financing or securitization of receivables, entered into in the ordinary course of business; a transaction between the Company and one or more of its wholly-owned Subsidiaries; or a transaction of the type described in clause (i) (x) or (i) (z) above unless immediately after giving effect to such transaction, a Person or "group" (as such term is used for purposes of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) other than any Person who is a director of the Company or a "related Person" on the date of this Indenture, is or becomes the "beneficial owner", directly or indirectly, of more than fifty percent (50%) of the total voting power in the aggregate normally entitled to vote in the election of directors; and (ii) any Person or "group" (as such term is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) other than any Person who is a director of the Company or a "related Person" on the date of this Indenture, shall purchase or otherwise acquired in one or more transactions or series of transactions beneficial ownership of fifty percent (50%) or more of the outstanding common stock of the Company on the date immediately prior to the last such purchase or other acquisition. For purposes of this definition, "related Person" means, in addition to such director, (a) any relative or spouse of such director, or any relative of such spouse, (b) any trust or estate in which such Person or any of the Persons specified in clause (a) collectively own fifty percent (50%) or more of the total beneficial interest or (c) any corporation or other organization (other than the Company) in which such director or any of the Persons specified in clause (a) or (b) are the beneficial owners collectively of fifty percent (50%) or more of the voting power.

    "Stated Maturity", with respect to any Security or any installment of principal thereof or interest thereon or any Additional Amounts with respect thereto, means the date established by or pursuant to this Indenture as the fixed date on which the principal of such Security or such installment of principal or interest is or such Additional Amounts are due and payable.

    "Subordinated Indebtedness" means Indebtedness for Borrowed Money that is not Senior Indebtedness.

    "Subsidiary" means any corporation of which at the time of determination the Company or one or more Subsidiaries owns or controls directly or indirectly more than 50% of the shares of Voting Stock.

    "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such Act or provision, as the case may be.

    "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument, until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" shall mean each such Person and as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of such series.

    "United States", except as otherwise provided herein or in any Security, means the United States of America (including the states thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

    "United States Alien", except as otherwise provided in or pursuant to this Indenture, means any Person who, for United States Federal income tax purposed, is a foreign corporation, a nonresident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal Income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

    "Vice President", when used with respect to the Company, means any Senior or Executive Vice President, whether or not designated by a number or a word or words added before or after the title "Vice President".

    "Voting Stock" means stock of a corporation of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers, or trustees of such corporation, provided that, for the purposes hereof, stock which carries only the right to vote conditionally on the happening of an event shall not be considered Voting Stock whether or not such event shall have happened.

    "Warehouse Indebtedness" means the warehouse line of credit which the Company has in place on the date of this Indenture and any replacement or additional facility under which the Company borrows money against contracts held for sale, pending their sale in securitization transactions.

    Section 102.   Compliance Certificates and Opinions.

    Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee at the request of the Trustee (a) an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (b) an opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

    Every certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (i) a statement that each individual signing such certificate or rendering such Opinion of Counsel has read such condition or covenant and the definitions herein relating thereto;

         (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or Opinions of Counsel are based;

         (iii) a statement that, in the opinion of each such Person, he has made such examination or investigation as in necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

         (iv) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with.

    Section 103.   Form of Documents Delivered to Trustee.

    In any case where several matters are required to be certified by, or covered by an opinion of Counsel, of, any specified Person, it is not necessary that all such matters be certified by, or covered by the Opinion of Counsel of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an Opinion of Counsel with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

    Any Officer's Certificate may be based, insofar as it relates to legal matters, upon a Certificate or opinion of, or representations by, counsel. Any such Opinion of Counsel or representation of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company.

    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instrument under this Indenture or any Security, they may, but need not, be consolidated and form one instrument.

    Section 104.   Acts of holders.

         (i) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by or pursuant to this Indenture o be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are received by the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section.

         Without limiting the generality of this Section, unless otherwise provided in or pursuant to this Indenture, a Holder, including a Depository that is a Holder of a global

    Security, may make, give or, take, by a proxy, or proxies, duly appointed in writing, any, request, demand, authorization, direction, notice consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by Holders, and a Depository that is a Holder of a global Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through such Depository's standing instructions and customary practices.

         The Trustee shall fix a record date for the purpose of determining the Persons who are beneficial owners of interest in any permanent global Security held by a Depository entitled under the procedures of such Depository to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, give or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. Not such request, demand, authorization, direction, notice, consent, waiver or other action shall be valid or effective if made, given or taken more than 90 days after such record date.

         (ii) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable unless as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

         (iii) The ownership, principal amount and serial numbers of Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be provided in the Security Register.

         (iv) If the Company shall solicit from the Holders of any Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may at its option (but is not obligated to), by Board Resolution, fix in advance a record date for the determination of Holders of Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act. If such a record date if fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Securities of record at the close of business on such record date shall he deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders of Securities on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         (v) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

    Section 105.   Notices, Etc. to Trustee and Company.

    Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

         (i) the Trustee by any Holder or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

         (ii) the Company by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Chief Financial Officer at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

    Section 106.   Notice to Holders of Securities; Waiver.

    Except as otherwise expressly provided in or pursuant to this Indenture or in the form of Securities of any particular series issued pursuant to the provisions of this Indenture, where this Indenture provides for notice of Holders of Securities of any event, such notice shall be sufficiently given to Holders of Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Security affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice.

    In any case where notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

    Where this Indenture provides for notice of any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition, precedent to the validity of any action taken in reliance upon such waiver.

    Section 107.   Language of Notices.

    Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language.

    Section 108.   Conflict with Trust Indenture Act.

    If any provision hereof limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed hereon by
Section 338(d) thereof, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

    Section 109.   Effect of Headings and Table of Contents.

    The Article and Section Headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

    Section 110.   Successors and Assigns.

    All covenants and agreements in this Indenture by the Company and the Trustee shall bind their respective successors and assigns, whether so expressed or not.

    Section 111.   Separability Clause.

    In case any provision in this Indenture or any Security shall be invalid, illegal or unenforceable, either wholly or partially, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and such provisions shall be given effect to the fullest extent permitted by law.

    Section 112.   Benefits of Indenture.

    Nothing in this Indenture or any Security, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their respective successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

    Section 113.   Governing Law.

    This Indenture and the Securities shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

    Section 114.   Legal Holidays.

    In any case where any Interest Payment Date, Redemption Date, Repayment
Date or Stated Maturity of any Security shall be a Legal Holiday at any Place of Payment, then (notwithstanding any other provision of this Indenture or any Security other than a provision in any Security that specifically states that such provision shall apply in lieu of this Section) payment need not be made at such Place of Payment on such date, but may be made on the next succeeding day that is a Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or at the Stated Maturity, and no interest shall accrue on the amount payable on such date or at such time for the period from and after such Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity, as the case may be.

    Section 115.   No Recourse Against Others.

    No past, present or future director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations be the Company under the Securities or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.


                                     ARTICLE TWO

                                   SECURITIES FORMS

    Section 201.   Forms Generally.

    Each Security and global Security issued pursuant to this Indenture shall be in the form established by or pursuant to a Board Resolution in accordance with Section 301 or in one or more indentures supplemental hereto shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by or, pursuant to this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rule or regulation of any stock exchange or as may, consistently herewith, be determined by the officers executing such Security as evidenced by their execution of such Security.

    Unless otherwise provided in or pursuant to this Indenture, the Securities shall be issuable in global and registered form without coupons.

    Definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved, borders or may be produced in any other manner, all as determined by the Officers of the Company executing such Securities, as evidenced by their execution of such Securities.

    Section 202.   Form of Trustee's Certificate of Authentication.

    Subject to Section 612, the Trustee's certificate of authentication shall be in substantially the following form:

    "This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                                  ------------------------------
                                                      as Trustee

                                                  By
                                                     ---------------------------
                                                      Authorized Signatory


    Section 203.   Securities in Global Form.

    If Securities of a series are issuable in global form (i.e., in the name of the name of the nominee of a Depository for purposes of book-entry transfer), any such Security may provide that it or any number of such Securities shall represent the aggregate amount of all Outstanding Securities or such series (or such lesser amount as is permitted by the terms thereto from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of any Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 303 or 304 with respect thereto. Subject to the provisions of Section 303 and, if applicable,
Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to a Security in global form shall be in writing but need not be accompanied by or contained in an Officers Certificate and need not be accompanied by an Opinion of Counsel.


                                    ARTICLE THREE

                                    THE SECURITIES

    Section 301.   Amount Unlimited; Issuable in Series.
    The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series.

    With respect to any Securities to be authenticated and delivered hereunder, there shall be established in or pursuant to a Board Resolution and set forth, or determined in the manner provided, in an Officers Certificate, or established in one or more indentures supplemental hereto,

         (1) the title of such Securities and the series in which such Securities shall be included;

         (2) any limit upon the aggregate principal amount of the Securities of such title or the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the same series pursuant to Section 304, 305, 306, 905 or 1107 or the terms of such Securities);

         (3) if any of such Securities are to be issuable in global form, when any of such Securities are to be issuable in global form and (i) whether beneficial owners of interests in any such global Security may exchange such interest for Securities of the same series and of like tenor and of any authorized form and denomination, and the circumstances under which any such exchanges may occur, if other than in the manner specified in Section 305, and (ii) the name of the Depository with respect to any global Security;

         (4) the date or dates, or the method or methods, if any, by which such date or dates shall be determined, on which the principal of such Securities is payable;

         (5) the rate or rates at which such Securities shall bear interest, if any, or the method or methods, if any, by which such rate or rates are to be determined, the date or dates, if any, from which such interest shall accrue or the method or methods, if any, by which such date or dates are to be determined, the Interest Payment Dates, if any, on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on Securities on any Interest Payment Date, whether and under what circumstances Additional Amounts on such Securities or any of them shall be payable and, if payable, whether the Company has the option to redeem the affected Securities rather than pay such Additional Amounts, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months; and if any of such Securities are convertible in whole or in part into common stock of the Company, the terms and conditions under which such conversion may occur;

         (6) if in addition to or other than the City of New York, New York, the place or places where the principal of, any premium and interest on or any Additional Amounts with respect to such Securities shall be payable, any of such Securities may be surrendered for registration of transfer, any of such Securities may be surrendered for exchange and notices or demands to or upon the Company in respect of such Securities and this Indenture may be served;

         (7) whether any of such Securities are to be redeemable at the option of the Company and, if so, the period or periods within which, the price or prices at which and the other terms and conditions (in addition to those set forth in Article Eleven) upon which such Securities may be redeemed, in whole or in part, at the option of the Company;

         (8) whether the Company is obligated to redeem or purchase any of such Securities pursuant to any sinking fund or at the option of any Holder thereof and, if so, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities shall be redeemed or purchased (in addition to those set forth in Article Twelve), in whole or in part, pursuant to such obligation, whether the Company's obligation to redeem or purchase Securities for a sinking fund may be satisfied pursuant to Section 1202 and any provisions for the remarketing of such Securities so redeemed or purchased;

         (9) the denominations in which any of such Securities shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

         (10) if other than the principal amount thereof, the portion of the principal amount of any of such Securities that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion is to be determined;

         (11) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to any of such Securities, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

         (12) the applicability, if any, of Section 402 to any of such Securities and any provisions in modification of, in addition to or in lieu of any of the provisions of Section 402;

         (13) whether any of such Securities are to be issuable upon the exercise of warrants, as well as the time, manner and place for such Securities to be authenticated and delivered;

         (14) if any of such Securities are to be issuable in global form and are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security) only upon receipt of certain certificates or other documents or satisfaction of other Conditions, then the form and terms of such certificates, documents or conditions;

         (15) if there is more than one Trustee, the identity of the Trustee and, if not the Trustee, the identity of each Security Registrar, Paying Agent or Authenticating Agent with respect to such Securities; and

         (16) any other terms of such Securities (which terms shall not be inconsistent with the terms of this Indenture).

    All Securities of any one series shall be substantially identical except as to denomination and the rate or rates of interest, if any, and Stated Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided by the Company in or pursuant to the Board Resolution and set forth, or determined in the manner provided, in the Officers' Certificate or in any indenture or indentures supplemental hereto pertaining to such series of Securities. All Securities of any one series need not be issued at the same time and, unless otherwise so provided by the Company, a Series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities.

    If any of the terms of the Securities of any series shall be established by action taken by or pursuant to a Board Resolution at or prior to the delivery of the Officers' Certificate setting forth the terms of such series, a copy of an appropriate record of such action shall be certified by, the Secretary or an Assistant Secretary of the Company and shall be delivered to the Trustee.

    Section 302.   Currency; Denominations.

         The principal of, any premium and interest on and any Additional Amounts with respect to the Securities shall be payable in Money. Unless otherwise provided in or pursuant to this Indenture, Securities shall be issuable in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

    Section 303.   Execution, Authentication, Delivery and Dating.

    Securities shall be executed on behalf of the Company by one Officer and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

    Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

    At any time and from time to time after the execution and delivery of this Indenture the Company may deliver Securities, executed by the Company, to the Trustee for authentication and, provided that the Board Resolution and Officers, Certificate or supplemental indenture or indentures with respect to such Securities referred to in Section 301 and a Company Order for the authentication and delivery of such Securities have been delivered to the Trustee, the Trustee in accordance with the Company Order and subject to the provisions hereof and of such Securities shall authenticate and deliver such Securities.

    The Trustee shall not be required to authenticate or to cause an Authenticating Agent to authenticate any Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, reasonably determines that such action may not lawfully be taken.

    If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in the form of one or more global Securities, the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more global Securities in permanent form that
(i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by, such global Security or Securities, (ii) shall be registered in the name of the Depository for such global Security or Securities or the nominee of such Depository, (iii) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or iii part for Securities in certificated form, this Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository, or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository" or to such other effect as the Depository and the Trustee may agree.

    Each Security shall be dated the date of its authentication.

    No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 202 or 612 executed by or on behalf of the Trustee by the manual signature of one of its authorized signatories or by an Authenticating Agent. Such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

    Section 304.   Temporary Securities.

    Pending the preparation of definitive Securities, the Company may execute and deliver to the Trustee and, upon Company Order, the Trustee shall authenticate and deliver, in the manner provided in Section 303, temporary Securities in lieu thereof which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized, denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form and with such appropriate insertions, omissions, substitutions and other variations as the Officers of the Company executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be in global form.

    Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities are issued, the Company shall cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities of the same series and containing terms and provisions that are identical to those of any temporary Securities, such temporary Securities shall be exchangeable for such definitive Securities upon surrender of such temporary Securities at an office or Agency for such Securities, without charge to any Holder thereof. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series and containing identical terms and provisions. Unless otherwise provided in or pursuant to this Indenture with respect to a temporary global Security, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

    Section 305.   Registration, Transfer and Exchange.

    With respect to the Securities of each series, the Company shall cause to be kept a register (each such register being herein sometimes referred to as the "Security Register") at an Office or Agency maintained for such series pursuant to Section 1002 in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Securities of such series and of transfers of the Securities of such series. The Trustee is hereby initially appointed as "Security Registrar" for each series of Securities. In the event that the Trustee shall cease to be Security Registrar with respect to any series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times.

    Upon surrender for registration of transfer of any Security of any series at any Office or Agency for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series denominated as authorized in or pursuant to this Indenture, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions.

    At the option of the Holder, Securities of any series (except a global Security representing all or a portion of such series) may be exchanged for other Securities of the same series containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Securities to be exchanged a any Office or Agency for such series. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

    Whenever any Securities are surrendered for exchange as contemplated by the immediately preceding two paragraphs, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

    Notwithstanding the forgoing, except as otherwise provided in or pursuant to this Indenture any global Security shall be exchangeable for definitive Securities only if (i) the Depository is at any time unwilling, unable or ineligible to continue as Depository and a successor depository is not appointed by the Company within 60 days of the date the Company is so informed in writing,
(ii) the Company executes and delivers to the Trustee a Company Order to the effect that such global Security shall be so exchangeable, or (iii) an event of Default has occurred and continuing with respect to the Securities of the same series. the beneficial owners of interests in a global Security are entitled to exchange such interests for definitive Securities of such series and of like tenor and principal amount of any authorized form and denomination as specified as contemplated by Section 304, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the

Company shall deliver to the Trustee definitive Securities in such form and denominations as are required by or pursuant to this Indenture, and of the same series, containing identical terms and in aggregate principal amount equal to the principal amount of, such global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such global Security shall be surrendered from time to time by the Depositary, and in accordance with instructions given to the Trustee and the Depository (which instructions shall be in writing but need not be container in or accompanied by an officers, Certificate or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any such selection of Securities for redemption of the same series and containing identical terms to be redeemed and ending on the relevant Redemption Date. Promptly following any such exchange in part, such global Security shall be returned by the Trustee to such Depository in accordance with the instructions of the Company referred to above. If a Security is issued in exchange for any portion of a global Security after the close of business at the Office or Agency for such Security where such exchange occurs on or after
(i) any Regular Record Date for such Security and before the opening of business at such Office or Agency on the next Interest Payment Date, or (ii) any Special Record Date for such Security and before the opening of business at such Office or Agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such global Security shall be payable in accordance with the provisions of this Indenture.

    All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt and entitling the Holders thereof to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

    Every Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar for such Security) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar for such Security duly executed by the Holder thereof or his attorney duly authorized in writing.

    No service charge shall be made for any registration of transfer or exchange, or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 905 or 1107 not involving any transfer.

    Except as otherwise provided in or pursuant to this Indenture, the Company shall not be required (i) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of like tenor and the same series under Section 1103 and ending at the close of business on the day of the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange and Security so selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to issue, register the transfer of or exchange any Security which, in accordance with its terms, as been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

    Section 306.   Mutilated, Destroyed, Lost and Stolen Securities.

    If any mutilated Security is surrendered to the Trustee, subject to the provisions of this Section, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of these same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding.

    If there be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and, upon the Company's request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such destroyed, lost or stolen Security, a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding.

    Notwithstanding the forgoing provisions of this Section, in case any mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

    Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

    Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an additional original contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder.

    The provisions of this Section, as amended or supplemented pursuant to this Indenture with respect to particular Securities or generally, shall be exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

    Section 307. Payment of Interest and Certain Additional Amounts; Rights to Interest and Certain Additional Amounts Preserved.

    Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Security which shall be payable and are punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such interest.

    Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Security which shall be payable, but shall not be punctually paid or duly provided for, on any Interest Payment Date for such Security (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Person in whose name such Security (or a Predecessor Security thereof) shall be registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of Money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such Money when so deposited to be held in trust for the benefit of the Person entitled to such Defaulted Interest as in this Clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of such Security (or a Predecessor Security thereof) at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Person in whose name such Security (or a Predecessor Security thereof) shall be registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

         (2) The, Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

    At the option of the Company, interest on Securities that bear interest may be paid (i) by mailing a check to the address of the person entitled thereto as such address shall appear in the Security Register, or (ii) by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register.

    Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

    Section 308.   Persons Deemed Owners.

    Prior to due presentment of a Security for registration of transfer or exchange, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered in the Security Register as the owner of such Security for the purpose of receiving payment of principal of, any premium and (subject to Sections 305 and 307) interest on and any Additional Amounts with respect to such Security and for all other purposes whatsoever, whether or not any payment with respect to such Security shall be overdue, and neither the Company, nor the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

    No holder of any beneficial interest in any global Security held on its behalf by a Depository, shall have any rights under this Indenture with respect to such global Security, and such Depository may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such global Security for all purposes whatsoever. None of the Company, the

Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, Supervising or reviewing any records relating to such beneficial ownership interests.

    Section 309.   Cancellation.

    All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities, as well as Securities surrendered directly to the Trustee for any such purpose, shall be canceled promptly by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be canceled promptly by the Trustee. Any Securities previously authenticated and delivered by the Company to the Trustee hereunder which the Company has not issued or sold shall not be counted against any limits on the aggregate amount of such Securities to be issued and sold. No Securities shall be authenticate in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by or pursuant to this Indenture. All canceled Securities held by the Trustee shall be destroyed by the Trustee, and the Trustee shall deliver to the Company a certificate of disposition with respect thereto.

    Section 310.   Computation of Interest.

    Except as otherwise provided in or pursuant to this Indenture, interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. Unless the terms of a particular series of Securities provides otherwise, interest shall be payable through and excluding any Interest Payment Date and interest shall be payable through and including any Redemption Date or Repayment Date.


                                     ARTICLE FOUR

                              SATISFACTION AND DISCHARGE

    Section 401.   Satisfaction and Discharge of Indenture.

    Upon the direction of the Company by a Company Order, this Indenture shall cease to be of further effect and the Trustee, on receipt of such Company Order shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

    (1)  either

         (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment Money has theretofore been deposited in trust with the Trustee or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section
    1003) have been delivered to the Trustee for cancellation; or

    (B) all Securities not theretofore delivered to the Trustee for cancellation

         (i)       have become due and payable, or

         (ii) will become due and payable at their Stated Maturity within one year, or

         (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee, as trust funds and/or obligations in trust for such purpose, Money and/or Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms, without consideration of any reinvestment thereof, and will provide not later than the opening of business on the due dates of any payment of principal and any premium, interest and Additional Amounts with respect thereto, or a combination thereof, Money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, including the principal of, any premium and interest on, and any Additional Amounts with respect to such Securities, to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity thereof, as the case may be;

    (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

    (3) the Company has delivered to the Trustee a certificate of Independent Public Accountants certifying as to the sufficiency of the amounts deposited pursuant to subclause (B) of Clause (1) of this Section for payment of the principal and any premium, interest and Additional Amounts with respect thereto on the dates such payments are due, and an Officers' Certificate and an opinion of Counsel, each stating that all conditions precedent herein providing for or relating to the satisfaction and discharge of this Indenture have been complied with.

    In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met.

         (A) with respect to all Outstanding Securities of such series, the Company has irrevocably deposited or caused to be deposited with the Trustee, as trust funds and/or obligations in trust for such purpose, Money and/or Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms, without consideration of any reinvestment thereof, will provide not later than the opening of business on the due dates of any payment of principal and any premium, interest and Additional Amounts with respect thereto, or a combination thereof, Money in an amount sufficient to pay and discharge the entire indebtedness on all Outstanding Securities of such series not theretofore delivered to the Trustee for cancellation, including the principal of, any premium and interest on, and any Additional Amounts with respect to such Securities to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity thereof, as the case may be, as contemplated by the penultimate paragraph of this Section; or

         (B) the Company has properly fulfilled such other means of satisfaction and discharge as is provided in or pursuant to this Indenture for the Securities of such series; and

In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of each such instrument from all Trustees hereunder.

    Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 612 and, if Money and/or Government Obligations shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 403 and the last paragraph of Section 1003 shall survive.

    In the event that, subsequent to the date a discharge is effected pursuant to this Section, Additional Amounts in excess of those established as of the date such discharge is effected become payable in respect of any Securities, in order to preserve the benefits of the discharge established hereunder, the Company shall deposit or cause to be deposited in accordance with provisions of this Section, within ten business days prior to the earlier to occur of (i) one year after the existence of such excess Additional Amounts is established and
(ii) the date the first payment in respect of any portion of such excess Additional Amounts becomes due, such additional funds as are necessary to satisfy the provisions of this Section as if a discharge were being effected as of the date of such subsequent deposit. For purposes of this paragraph, the existence of excess Additional Amounts shall be deemed to have been established as of the date the governmental authority imposing the tax, assessment or other governmental charge resulting in the Additional Amounts first publishes the legislation, regulation or other enactment adopting such tax, assessment or other governmental charge. Failure to comply with the requirements of this paragraph shall result in the termination of the benefits of the discharge established by this Section.

    Section 402. Satisfaction, Discharge and Defeasance of Securities of Any Series.

    If provision is made in or pursuant to this Indenture for defeasance of Securities of any series pursuant to this Section, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of such series and the Trustee shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

    (1) no Event of Default has occurred and is continuing, or would occur upon the giving of notice or the lapse of time, or both, at the time such satisfaction and discharge is being effected and either

    (2) the Company has paid or caused to be paid all other sums payable hereunder with respect to the Outstanding Securities of such series; and

    (3) the Company has delivered to the Trustee a certificate signed by Independent Public Accountants certifying as to the sufficiency of the amounts deposited pursuant to subsection (1) (A) of this Section for payment of the principal of, any premium and interest on and any Additional Amounts with respect to such Securities on the dates such payments are due, an Officers' Certificate stating that no Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities shall have occurred and an Officer's Certificate and an Opinion of Counsel stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities of any such series shall have been complied with; and

    (4) the Company has delivered to the Trustee an opinion of independent counsel or a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and termination and will be subject to federal income tax on the same amounts, in the same manner and at the same time as would have been the case if such deposit and termination had not occurred.

    Any deposits with the Trustee referred to in subsection (1) (A) of this Section shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance reasonably satisfactory to the Trustee. If any Outstanding Securities of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement or otherwise, the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name of the Company.

    Upon the satisfaction of the conditions set forth in this Section with respect to all the Outstanding Securities of any series, the terms and conditions of such series (including the terms and conditions with respect thereto set forth in this Indenture, other than the provisions of Sections 305, 306, and 1002 and other than the right of Holders of Securities of such series to receive, from the trust fund described in this Section, payment of the principal of, any premium Or interest on, or any Additional Amounts with respect to such Securities when such payments shall be due) and the rights, powers, duties and immunities of the Trustee hereunder shall no longer be binding upon, or applicable to, the Company; provided that the Company shall not be discharged from any payment obligations in respect to Securities of such series which are deemed not to be Outstanding under clause (iii) of the definition of Outstanding if such obligations continue to be valid obligations of the Company under applicable law.

    In the event that, subsequent to the date a defeasance is effected pursuant to this Section with respect to Securities of any series, Additional Amounts in excess of those established as of the date such defeasance is effected become payable in respect of such Securities, in order to preserve the benefits of the defeasance established hereunder with respect to such series, the Company shall deposit or cause to be deposited in accordance with the provisions of this Section, within ten business days prior to the earlier to occur of (i) one year after the existence of such excess Additional Amounts is established and (ii) the date the first payment in respect of any portion of such excess Additional Amounts becomes due, such additional funds as are necessary to satisfy the provisions of this Section as if a defeasance were being effected as of the date of such subsequent deposit. For purposes of this paragraph, the existence of excess Additional Amounts shall be deemed to have been established as of the date the governmental authority imposing the tax, assessment or other governmental charge resulting in the Additional Amounts first publishes the legislation, regulation or other enactment adopting such tax, assessment or other governmental charge. Failure to comply with the requirements of this paragraph shall result in the termination of the benefits of the defeasance established by this Section with respect to the Securities of such series.

    Section 403.   Application of Trust Money.

    Subject to the provisions of the last paragraph of Section 1003, all Money and Government Obligations deposited with the Trustee pursuant to Section 401 or 402 and all Money received by the Trustee in respect of Government Obligations deposited with the

Trustee pursuant to Section 401 or 402 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium, interest and Additional Amounts for whose payment such Money has or Government Obligations have been deposited with or received by the Trustee; but such Money and Government Obligations need not be segregated from other funds of the Trustee except to the extent required by law.


                                     ARTICLE FIVE

                                       REMEDIES


    Section 501.   Events of Default.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or be effected by Operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) default in the payment of any interest on or any Additional Amounts payable in respect of any Security of such series when such interest becomes or such Additional Amounts become due and payable, and continuance of such default for a period of 10 days; or

         (2) default in the payment of the principal of and any premium on any Security of such series when it becomes due and payable at its Maturity, upon redemption or upon repayment and continuance of such default for a period of 5 days; or

         (3) default in this deposit of any sinking fund payment, when and as due by the terms of a Security of such series and continuance of such default for a period of 5 days; or

         (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture or the Securities (other than a covenant or warranty a default in the performance or the breach of which is elsewhere in this Section specifically dealt with or which has been expressly included in this Indenture solely for the benefit of a series of Securities other than such series), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (5) default in the payment at stated maturity of an obligation for Indebtedness for Money Borrowed of the Company or a Subsidiary in principal amount due at stated maturity in excess of $1,000,000, and such default shall continue, without being cured, waived or consented to and without such indebtedness being discharged, for a period of 30 days beyond any applicable period of grace; or

         (6) an event of default as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness for Money Borrowed of the Company or any Subsidiary (including a default under this Indenture with respect to Securities of any series other than such series), whether such Indebtedness for Money Borrowed now exists or shall hereafter be created, shall happen and shall result in such Indebtedness for money Borrowed in principal amount in excess of $1,000,000 becoming or being declared due aid payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not be rescinded or annulled, or such indebtedness shall not have been discharged, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such event of default and requiring the Company to cause such acceleration to be rescinded or annulled or to cause such Indebtedness for Money Borrowed to be discharged and stating that such notice is a "Notice of Default" hereunder; or

         (7) the entry by a court or agency or supervisory authority having competent jurisdiction of:

              (A) a decree or order for relief in respect of the Company or any Significant Subsidiary in an Involuntary proceeding under any Applicable bankruptcy, insolvency, reorganization or other similar law and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

              (B) a decree or order adjudging the Company or any Significant Subsidiary to be insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition off the Company or any Significant Subsidiary and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

              (C) a decree or order appointing any other Person to act as a custodian, receiver, liquidator, assignee, trustee or other similar official of the Company or any Significant Subsidiary or of any substantial part of the property of the Company or any Significant Subsidiary, as the case may be, or ordering the winding up or liquidation of the affairs of the Company or any

         Significant Subsidiary and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

         (8) the commencement by the Company or any Significant Subsidiary of a voluntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of a voluntary proceeding seeking to be adjudicated insolvent or the consent by the Company or any Significant Subsidiary to the entry of a decree or order for relief in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any insolvency proceedings against it, or the filing by the Company or any Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by the Company or any Significant Subsidiary or the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or similar official of the Company or any Significant Subsidiary or any substantial part of the property of the Company or any Significant Subsidiary or the making by the Company or any Significant Subsidiary of an assignment for the benefit of creditors, or the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action; or

         (9) a final judgment, judicial decree or order for the payment of money in excess of $5,000,000 shall be rendered against the Company or any Significant Subsidiary and such judgment, decree or order shall continue unsatisfied for a period of 30 days without a stay of execution; or

         (10) any other Event of Default provided in or pursuant to this Indenture with respect to Securities of such series.

    Section 502.   Acceleration of Maturity; Rescission and Annulment.

    If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series may declare the principal of all the Securities of such series, or such lesser amount as may be provided for in the Securities of such series, and the interest accrued thereon and Additional Amounts payable in respect thereof, if any, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such amount shall become immediately due and payable.

    At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the Money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in principal amount of the Outstanding

Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences, on behalf of all Holders, if

         (1) the Company has paid or deposited with the Trustee a sum of Money sufficient to pay

              (A) all overdue installments of any interest on and Additional Amounts with respect to all Securities of such series,

              (B) the principal of and any premium on any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon and any Additional Amounts with respect thereto at the rate or rates borne by or provided for in such Securities,

              (C) to the extent that payment of such interest or Additional Amounts is lawful, interest upon overdue installments of any interest and Additional Amounts at the rate or rates borne by or provided for in such Securities, and

              (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

    (2) all Events of Default with respect to Securities of such series, other than the non-payment of the principal of, any premium and interest or, and any Additional Amounts with respect to Securities of such series which shall have become due solely by such declaration of acceleration shall have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

    Section 503.   Collection of Indebtedness and Suits for Enforcement by
                   Trustee.

         The Company covenants that if

    (1) default is made in the payment of any installment of interest on or any Additional Amounts with respect to any series of Security when such interest or Additional Amounts shall have become due and payable and such default continues for a period of 30 days, or

    (2) default is made in the payment of the principal of or any premium on any series of Security at its Maturity and such default continues for a period of 5 days, the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such series of Securities, the whole amount of Money then due and payable with respect to such series of Securities, with interest upon the overdue principal, any premium and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest and Additional Amounts at the rate or rates borne by or provided for in such series of Securities, and, in addition thereto, such further amount of Money as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

    If the Company fails to pay the Money it is required to pay the Trustee pursuant to the preceding paragraph forthwith upon the demand of the Trustee, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the Money so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the Money adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

    If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or such Securities or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

    Section 504.   Trustee May File Proofs of Claim.

    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or such other obligor their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal, premium, interest or Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (1) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of the principal and any premium, interest and Additional Amounts owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders of Securities allowed in such judicial proceeding, and

         (2) to collect and receive any Monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 607.

    Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders of Securities, vote for the election of a trustee in bankruptcy or similar official and may be a member of any creditors' committee.

    Section 505.   Trustee May Enforce Claims without Possession of Securities.

    All rights of action and claims under this Indenture or any of the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, shall be for the ratable benefit of each and every Holder of a Security in respect of which such judgment has been recovered.

    Section 506.   Application of Money Collected.

    Any Money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such Money on account of principal, or any premium, interest or Additional Amounts, upon presentation of the Securities, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST:    To the payment of costs and expenses of collection,
    including all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel and all other amounts due the Trustee and any predecessor Trustee under Section 607;

         SECOND:   In the case the principal of the Securities shall not have become due and payable, to the payment of the amounts then due and unpaid upon the Securities for interest and Additional Amounts in respect of which or for the benefit of which such Money has been collected, in the order of the Maturity of the installments of such interest and Additional Amounts, with interest, to the extent that such interest is lawful and has been collected by the Trustee, upon overdue installments of interest and Additional Amounts at the rate or rates borne by or provided for in the Securities (or, in the case of Original Issue Discount Securities, at the yield to Stated Maturity), such payments to be made ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities for interest and Additional Amounts, respectively;

         THIRD:    In the case the principal of the Securities shall have
    become due and payable, to the payment of the amounts then due and unpaid upon the Securities for principal and any premium, interest and Additional Amounts in respect of which or for the benefit of which such Money has been collected, with interest, to the extent that such interest is lawful and has been collected by the Trustee, upon overdue installments of interest and Additional amounts at the rate or rates borne by or provided for in the Securities (or, in the case of Original Issue Discount Securities, at the yield to Stated Maturity), such payments to be made ratably, without preference or priority of any kind, according to the aggregate amounts due and payable in such Securities for principal and any premium, interest and Additional Amounts, respectively; and

         FOURTH:   The balance, if any, to the Company.

    Section 507.   Limitations on Suits.

    No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holder have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request (including reasonable fees of counsel) ;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holders or Holders of Securities of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

    Section 508. Unconditional Right of Holder to Receive Principal and any Premium, Interest and Additional Amounts.

    Notwithstanding any other Provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, any premium and (subject to Sections 305 and 307) interest on, and any Additional Amounts with respect to such Security on the respective Stated Maturity or Maturities therefor specified in such Security (or, in the case of redemption, on the Redemption Date or, in the case of repayment at the option of such Holder if provided in or pursuant to this Indenture, or the Repayment Date such repayment is due) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

    Section 509.   Restoration of Rights and Remedies.

    If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and each such Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and each such Holder shall not continue as though no such proceeding had been instituted.

    Section 510.   Rights and Remedies Cumulative.

    Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to each and every Holder of a Security is intended to be exclusive of any other right or remedy, and every right and remedy, to the extent permitted by law, shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

    Section 511.   Delay or Omission not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by, this Article or by law to the Trustee or to any Holder of a Security may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holder, as the case may be.

    Section 512.   Control by Holders of Securities.

    The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that

         (1) such direction shall not be in conflict with any rule of law or with this Indenture or with the Securities of any series,

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

         (3) that (subject to he provisions of Section 601) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken, or if the Trustee in good faith shall determine that the action or proceedings so directed might involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearance specified in or pursuant to such direction shall be unduly prejudicial to the interest of Holders not joining in the giving of said direction, it being understood that (subject to Section 601) the Trustee shall have no duty to ascertain whether or not such actions or forbearance are unduly prejudicial to such Holders.

    Section 513.   Waiver of Past Defaults.

    The Holders of not less than a majority in principal amount of the Outstanding Securities of any series on behalf of the Holders of all the Securities of such series may waive any past default hereunder with respect to such series and its consequences, except a default

         (1) in the payment of the principal of, any premium or interest on, or any Additional Amounts with respect to any Security of such series, or

         (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

    Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

    Section 514.   Waiver of Stay or Extension Laws.

    The Company covenants that (to the extent that it may lawfully do so) it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                     ARTICLE SIX

                                     THE TRUSTEE

    Section 601.   Certain Duties and Responsibilities.

         (a)  Except during the continuance of an Event of Default,

              (1) the Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

              (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

    (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent Person would exercise or use under the circumstances in the conduct of his own affairs.

    (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

         (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

         (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series, provided such direction shall not be in conflict with any rule of law or with this Indenture; and

         (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

    (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

    Section 602.   Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section 501 (4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. Except in the case of a default in the payment to principal of or interest on any Security, and the failure to make payment when required by Section 1303, the Trustee may withhold the notice to the Holders if and so long as a committee of its Responsible Officers determines in good faith that withholding the notice is in the interest of the Holders. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default, with respect to Securities of such series.

    Section 603.   Certain Rights of Trustee.

    Subject to Sections 3.5(a) through 315(d) of the Trust Indenture Act and to
Section 601 of this Indenture:

         (1) Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order (in each case, other than delivery of any Security to the Trustee or authentication and delivery pursuant to Section 303, which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (4) before the Trustee acts or refrains from acting, the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by or pursuant to this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it, including reasonable fees of counsel, in complying with such request or direction;

         (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other piper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company, personally or by agent or attorney;

         (7) the Trustee may execute any of the trusts or powers hereunder or perform any, duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney (other than the misconduct or negligence of an agent or attorney who is an employee of the Trustee) appointed with due care by it hereunder;

         (8) the Trustee shall not be liable for any action taken or omitted by it in good faith and with due care and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

         (9) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder;

         (10) the permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful misconduct; and

         (11) except for (i) a default under Sections 501 (1) , (2) or (3) hereof, or (ii) any other event of which the Trustee has "actual knowledge" and which event, with the giving of notice or the passage of time or both, would constitute an Event of Default under this Indenture, the Trustee shall not be deemed to have notice of any default or event unless specifically notified in writing of such event by the Company or the Holders of not less than 25% in aggregate principal amount of the Securities Outstanding; as used herein, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto.

    Section 604.   Not Responsible for Recitals or Issuance of Securities.

    The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.

    Section 605.   May Hold Securities.

    The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other Person that may be an agent of the Trustee or the Company, in is individual or any other capacity, may become the owner or Pledge,e of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other Person.

    Section 606.   Money Held in Trust.

    Except as provided in Section 403 and Section 1003, Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law and shall be held uninvested. The Trustee shall be under no liability for interest on any Money received by it hereunder except as otherwise agreed with the Company.

    Section 607.   Compensation and Indemnity.

         The Company agrees:

         (1) to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the

    Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agent and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or willful misconduct; and

         (3) to indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability or expense incurred without willful misconduct or negligence on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against it for which it may seek indemnity. The Company shall defend the claim and the Trustee shall provide reasonable cooperation in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel; PROVIDED that the company will not be required to pay such fees and expenses if it assumes the Trustee's defense and there is no conflict of interest between the Company and the Trustee in connection with such defense. The Company need not pay for any settlement made without its written consent. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's own willful misconduct or negligence.

    As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, and premium or interest on or any Additional Amounts with respect to Securities. "Trustee" for the purposes of this Section includes any predecessor Trustee, but misconduct, negligence or bad faith of any Trustee shall not be attributed to any other Trustee.

    Section 608.   Corporate Trustee Required; Eligibility.

    There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, or any other person permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 31O(a) (2) of the Trust Indenture Act) of at least $50,000,000. If at any time the Trustee shall cease to be eligible in accordance with, the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

    Section 609.   Resignation and Removal; Appointment of Successor.

    (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee pursuant to Section 610.

    (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 610 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

    (c) The Trustee may be removed at any time with respect to the Securities of any series by act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and the Company.

    (d)  If at any time:

         (1) the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to Securities of any series after written request therefor by the Company or any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at least six months, or

         (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by or pursuant to a Board Resolution, may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

    (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor trustee may be appointed with respect to the

Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 610. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 610, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 610, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

    Section 610.   Acceptance of Appointment by Successor.

         (a) Upon the appointment hereunder of any successor Trustee with respect to all Securities, such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties hereunder of the retiring Trustee; but, on the request of the Company or such successor Trustee, such retiring Trustee, upon payment of its charges, shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trustee of the retiring Trustee and, subject to Section 1003, shall duly assign, transfer and deliver to such successor Trustee all property and Money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section
607. A successor Trustee shall give notice of its succession to each Holder by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities, if any, of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

    (b) Upon the appointment hereunder of any successor Trustee with respect to the Securities of one or more (but not all series, the Company, the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor, Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture with respect to the Securities of that or those series to which the appointment of such successor Trustee relates other than as hereinafter expressly set forth, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the company or such successor Trustee, such retiring Trustee, upon payment of its charges with respect to the Securities of that or those series to which the appointment of such successor relates and subject to Section 1003, shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and Money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

    (c) Upon request of any Person appointed hereunder as a successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

    (d) No Person shall accept its appointment hereunder as a successor Trustee unless at the time of such acceptance such successor Person shall be qualified and eligible under this Article.

    Section 611.   Merger, Conversion, Consolidation or Succession to Business.

    Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or, any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto provided such corporation shall be otherwise qualified and eligible under this Article Six. In case any Securities shall have been authenticated but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

    Section 612.   Appointment of Authenticating Agent.

    The Trustee may appoint one or more Authenticating Agents acceptable to the Company with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of that or those series issued upon original issue, exchange registration of transfer, partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

    Each Authenticating Agent shall be acceptable to the Company and, except as provided in or pursuant to this Indenture, shall at all times be a corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act, is Authorized under applicable law and by its charter to act as an Authenticating Agent and has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

    Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authentication Agent, shall be the successor of such Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

    An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities, if any, of the series with respect to which such Authenticating Agent shall serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

    The Company agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section. If the Trustee makes such payments, it shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

    The provisions of Section 308, 604 and 605 shall be applicable to each Authenticating Agent.

    If an Authenticating Agent is appointed with respect to one or more series of Securities pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in the following form

    "This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                                  ------------------------------
                                                      As Authenticating Agent


                                                  By ---------------------------
                                                        Authorized Signatory"

    If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing which writing need not be accompanied by or contained in an Officers' Certificate by the Company), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.


                                    ARTICLE SEVEN

                  HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY

    Section 701.   Company to Furnish Trustee Names and Addresses of Holders.

    In accordance with Section 312(a) of the Trust Indenture Act, the Company shall furnish or cause to be furnished to the Trustee

         (1) semi-annually with respect to Securities of each series on January 15 and July 15 of each year or upon such other dates as are set forth in or pursuant to the Board Resolution or indenture supplemental hereto authorizing such series, a list, in each, case in such form as the Trustee may reasonably require, of the names and addresses of Holders as of the applicable date, and

         (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that so long as the Trustee is the Security Registrar no such list shall be required to be furnished for Securities for which the Trustee acts as Security Registrar.

    Section 702.   Preservation of Information; Communications to Holders.

    The Trustee shall comply with the obligations imposed upon it pursuant to
Section 312 of the Trust Indenture Act.

    Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company, the Trustee, any Paying Agent or any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the name and addresses of the Holders of Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

    Section 703.   Reports by Trustee.

    (a) Within 60 days after May 15 of each year commencing with the first May 15 following the first issuance of Securities pursuant to Section 301, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15 with respect any of the events specified in said Section 313(a) which may have occurred since the later of the immediately Preceding May 15 and the date off this Indenture.

    (b) The Trustee shall Transmit the reports required by Section 313(a) of the Trust Indenture Act at the times specified therein.

    (c) Reports pursuant to this Section, shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture At.

    Section 704.   Reports by Company.

    The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

         (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; provided that notwithstanding the requirements of such rules and regulations, so long as any Security is Outstanding the Company shall file with the Trustee at a minimum (A) within 105 days after the end of each fiscal year, copies of a balance sheet and statements of income and retained earnings of the Company as of the end of and for such fiscal year, audited by independent public accountants, and
    (B) within 60 days after the end of each Quarterly fiscal period, except for the last quarterly fiscal period in each fiscal year, a summary statement (which need not be audited) of income and retained earnings of the Company for such period;

         (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect compliance by the Company, as the case may be, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

         (3) transmit to the Holders of Securities within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of his Section as may be required by rules and regulations prescribed from time to time by the Commission; provided that notwithstanding the requirements of such rules and regulations, so long as any Security is Outstanding the Company shall transmit to the Holders of Securities, within 30 day after the filing thereof with the Trustee, in the manner an to the extent provided in
    Section 313 (c) of the Trust Indenture Act, the information, documents and other reports required to be filed by the Company pursuant to paragraph (1) of this Section; provided, further that in lieu of any Annual Report on Form 10-K, the Company may transmit an annual report containing financial statements and an undertaking to transmit such Form 10-K to any Holder upon request; provided further that the Company shall not be required to transmit to the Holders any Quarterly Report on Form 10-Q or summary in lieu thereof unless the Company adopts a policy of regularly distributing summary quarterly reports to holders of its equity securities and others, in which event, the Company shall distribute such summary quarterly reports to the Holders of the Securities; and

         (4) furnish to the Trustee the Officers Certificates and notices required by Section 1012.


                                    ARTICLE EIGHT

                           CONSOLIDATION, MERGER AND SALES

    Section 801.   Company May Consolidate, Etc., Only on Certain Terms.

    Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person or Persons (whether or not affiliated with the Company) or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of the property of the Company as an entirety or substantially as an entirety, to any other Person (whether or not affiliated with the Company); provided, however, that

         (1) except in connection with a sale, financing or securitization of receivables or transfer made in the ordinary course of business, if the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person (other than a wholly owned Subsidiary), the entity formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Person organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed by the successor Person and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, and premium and interest on and any Additional Amounts with respect to all the Securities and the performance of every other covenant of this Indenture on the part of the Company to be performed or observed;

         (2) immediately after giving effect to such transaction, no event which, after notice or lapse of time, or both, would become an Event of Default shall have occurred and be continuing; and

         (3) either the Company or the successor Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

    Section 802.   Successor Person Substituted for Company.

    Upon any consolidation or merger or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which, such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and thereafter, except in the case of a lease to another Person, the predecessor Person shall be released from all obligations and covenants under this Indenture and the Securities.

                                     ARTICLE NINE

                         AMENDMENTS, SUPPLEMENTS AND WAIVERS

    Section 901.   Without Consent Holders.

    Without the consent of any Holder of Securities, the Company (when authorized by or pursuant to a Board Resolution) and the Trustee, at any time and from time to time, may amend this Indenture or enter into one or more indentures supplemental hereto, without notice to any Holder, which shall conform with the requirements of the Trust Indenture Act as then in effect and be in form satisfactory to the Trustee, for any of the following purposes

         (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

         (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (as shall be specified in such amendment or supplemental indenture or indentures) or to surrender any right or power herein conferred upon the Company; or

         (3) to add to or change any of the provisions of this Indenture to change or eliminate any restrictions on the payment of principal of, any premium or interest on or any Additional Amounts with respect to Securities or to permit or facilitate the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

         (4) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

         (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 610(b); or

         (6) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

         (7) to add any additional Events of Default with respect to all or any series of Securities (as shall be specified in such amendment or supplemental indenture); or


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

         (8) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Article Four; provided that any such action shall not adversely affect the interests of any Holder of a Security of such series or any other Security in any material respect; or

         (9) to amend or supplement any provision contained herein or in any amendment or supplemental indenture, provided that no such amendment or supplement shall adversely affect the interests of the Holders of any Securities, if any, then Outstanding in any material respect; or

         (10) to effect, or maintain the qualifications of this Indenture under the Trust Indenture Act.

    Section 902.   With Consent of Holders.

    With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such waiver, amendment or supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company (when authorized by or pursuant to a Board Resolution), and the Trustee may amend this Indenture or enter into one or more indentures supplemental hereto (which shall conform with the requirements of the Trust Indenture Act as then in effect) or waive compliance by the Company with any provision of this Indenture, in each case without notice to any other Holder; provided, however, that no such waiver, amendment or supplemental indenture, without the consent of the Holder of each Outstanding Security affected thereby, shall

         (1) change the Stated Maturity of the principal of, or any premium or installment of interest on or any Additional Amounts with respect to, any Security, or reduce the principal amount thereof or the rate of interest thereon or any Additional Amounts with respect thereto, or any premium payable upon the redemption thereof or otherwise, or change the obligation of the Company to pay Additional Amounts pursuant to Section 1004 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, or adversely affect the right of repayment at the option of any Holder as contemplated by Article Thirteen, or adversely affect the conversion rights of a Holder of Securities which may be converted in whole or in part into common stock, or change the Place of Payment, currency in which the principal of, any premium or interest on, or any Additional Amounts with respect to any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment at the option of the Holder, on or after the date for repayment), or

         (2) reduce the Percentage in principal amount of the outstanding Securities of any series, the consent of whose Holders is required for any such amendment or supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

         (3) modify any of the provisions of this Section, or Section 513 or 1013, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

    A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which shall have been included expressly and solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision , shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

    It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed amendment, supplemental indenture or waiver, but it shall be sufficient if such Act shall approve the substance thereof.

    The Company may, but shall not be obligated to, offer to any Holder who consents to such amendment, supplement or waiver, or to all Holders, consideration for such Holder's or Holders consent to such amendment, supplement or waiver.

    Section 903.   Execution of Amendments or Supplemental Indentures.

    The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article Nine if the amendment, supplement or waiver does not adversely affect the rights, duties or immunities of the Trustee. As a condition to executing, or accepting the additional trusts created by, any waiver, amendment or supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such waiver, amendment or supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such waiver, amendment or supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

    Section 904.   Effect of Waiver, Amendments and Supplemental Indentures.

    Upon the execution of any waiver, amendment or supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such waiver, amendment or supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of a Security theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

    Section 905.   Reference in Securities too Supplemental Indentures.

    Securities of any series authenticated and delivered after the execution of any supplemental Indenture pursuant to this Article may (if directed by the Company, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                     ARTICLE TEN

                                      COVENANTS

         Section 1001. Payment of Principal and any Premium, Interest and Additional Amounts.

    The Company covenants and agrees for the benefit of the Holders of the Securities of each series that it will duly and punctually pay the principal of, any premium and interest on and any Additional Amounts with respect to the Securities of such series in accordance with the terms thereof and this Indenture.

    An installment of principal or interest shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company) holds on such date Money designated for and sufficient to pay such installment.

    Section 1002.  Maintenance of Office or Agency.

    The Company shall maintain in each Place of Payment for any series of Securities an Office or Agency where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of such series relating thereto and this Indenture may be served. The Company will give prompt written notice to tie Trustee of the location, and any change in the location, of such Office or Agency. If at any time the Company shall fail to maintain any such required Office or Agency or shall fail to furnish the Trustee with the address


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

thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

    The Company may also from time to time designate one or more other Offices or Agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an Office or Agency in each Place of Payment for Securities of any series for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other Office or Agency. Unless otherwise provided in or pursuant to this Indenture (including, without limitation, Section 307), the Company hereby initially designates the Place of Payment for each series the City of New York, New York and initially appoints the Corporate Trust Operations Center of the Trustee as the Office or Agency for such purpose. Pursuant to Section 301(6) of this Indenture, the Company may subsequently appoint a place or places in addition to or other than the City of Chicago, Illinois where such Securities may be payable.

    Section 1003.  Money for Securities Payments to Be Held in Trust.

    If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it shall, on or before each due date of the principal of, any premium or interest on or Additional Amounts with resect to any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum of Money sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

    Whenever the Company shall have one or more Paying Agents for any series of Securities, it shall, on or prior to each due date of the principal of, any premium or interest on or any Additional Amounts with respect to any securities of such series, deposit with any Paying Agent a sum of Money sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

    The Company shall cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall

         (1) hold all sums held by it for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in or pursuant to this indenture;

         (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal, any premium or interest on or any Additional Amounts with respect to the Securities of such series; and

         (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

    The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this indenture or for any other purpose, pay, or by Company Order direct any paying Agent to pay, to the Trustee all sums held in trust by the Company or such paying Agent, such sums to be held by the trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such Money.

    Except as otherwise provided herein or pursuant hereto, any Money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to any Security of any series and remaining unclaimed for three years after such principal or any such premium or interest or any such Additional Amounts shall have become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust Money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Company cause to be mailed to the Holder of such Security notice that such Money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such Money then remaining will be repaid to the Company or (if then held by the Company) shall be discharge from such trust.

    Section 1004.  Additional Amounts.

    If any Securities of a series provide for the payment of Additional Amounts, the Company agrees to pay to the Holder of any, such Security Additional Amounts as provided therein. Whenever in


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

this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

    Except as otherwise provided in or pursuant to this Indenture, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment, of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of or interest on the Securities of such series shall be made to Holders of Securities of such series who are United States Aliens without withholding for or an account of any tax, assessment or other governmental charge described in the Securities of such series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities, and the Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers, Certificate furnished pursuant to this Section.

    Section 1005.  Corporate Existence.

    Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and its Subsidiaries, and shall comply with all material statutes, rules, regulations and orders of and restrictions imposed by governmental and administrative authorities and agencies applicable to the Company and its Subsidiaries; provided, however, that the foregoing shall not obligate the Company to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its

Subsidiaries and that the loss thereof is not disadvantageous in any material respect to the Holders.

    Section 1006.  Maintenance of Properties.

The Company will:

    (1)  cause its properties and the properties of its Significant
Subsidiaries used or useful in the conduct of the business of the Company and its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary facilities and equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that the foregoing shall not prevent the Company or a Subsidiary from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders; and

    (2) take all appropriate steps to preserve, protect and maintain the trademarks, trade names, copyrights, licenses and permits used in the conduct of the business of the Company and its Subsidiaries; provided, however, that the foregoing shall not prevent the Company or a Subsidiary from selling, abandoning or otherwise disposing of any such trademark, trade name, copyright, license or permit if such sale, abandonment or disposition is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to any Holder.

    Section 1007.  Limitation on Restricted Payments.

    The Company shall not (i) declare or pay any dividend, either in cash or property, on any shares of its capital stock (except dividends or other distributions payable solely in shares of capital stock of the Company, or warrants, options, or other rights solely to acquire solely capital stock of the Company) or (ii) purchase, redeem or retire any shares of its capital stock or any warrants, rights or options to purchase or acquire any shares of its capital stock (except from employees in connection with the termination of their employment) or (iii) make any other payment or distribution, either directly or indirectly through any Subsidiary, in respect of its capital stock (such dividends, purchases, redemptions, retirements, payments and distributions being herein collectively called "Restricted Payments,) if, after giving effect thereto,

         (1)  an Event of Default would have occurred; or

         (2)(A) the sum of (i) such Restricted Payment plus the aggregate amount of all Restricted Payments made during the period after [September 30, 1996] would exceed (B) the sum of

    (i) $7,500,000 plus (ii) 50% of Consolidated Net Income for the period commencing [September 30, 1996] and ending on the date of payment of such Restricted Payment, treated as one accounting period plus (iii) 100% of the cumulative cash and non-cash proceeds received by the Company from contributions to capital or the issuance or sale after [September 30, 1996] of capital stock of the Company or of any warrants, rights or other options to purchase or acquire its capital stock.

Notwithstanding the foregoing, the Company may make a previously declared Restricted Payment if at the date of the declaration, such Restricted Payment would have been permitted under this Section. For purposes of this Section, the amount of any Restricted Payment payable in property shall be deemed to be the fair market value of such property as determine by the Board of Directors of the Company.

    Section 1008.  Limitation on Indebtedness for Money Borrowed.

    The Company will not, nor will it permit any Subsidiary to, create, incur, assume, guarantee or be liable with respect to any Indebtedness for Money Borrowed (other than Subordinated Indebtedness if, immediately after giving effect to any such creation, incurrence, assumption or guarantee (including the retirement of any existing indebtedness from the proceeds of such additional Indebtedness for Money Borrowed), the aggregate amount of Indebtedness for Money Borrowed outstanding would exceed six (6) times the sum of the Company's Consolidated Net Worth plus Subordinated Indebtedness. For purposes of the limitation on additional indebtedness set forth in this Section 1008, Indebtedness for Borrowed Money shall not include the "Warehouse Indebtedness," and in calculating the Consolidated Net Worth for purposes of this Section 1008, Warehouse Indebtedness shall not be included as a liability.

    Section 1009.  Limitation on Subordinated Indebtedness.

    The Company will not, nor will it permit any Subsidiary to, create, incur, assume, guarantee or be liable with respect to any Subordinated Indebtedness if immediately after giving effect to any such creation, incurrence, assumption or guarantee (including the retirement of any existing indebtedness from the proceeds of such Subordinated Indebtedness), the aggregate amount of Subordinated Indebtedness outstanding would exceed the Company's Consolidated Net Worth.

    Section 1010.  Payment of Taxes and Other Claims.

    The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (ii) all material lawful claims for labor materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

    Section 1011.  Books and Records.

    The Company shall, and shall cause each Subsidiary to, at all times keep proper books of record and account in which proper entries shall be made in accordance with generally accepted accounting principles and, to the extent applicable, regulatory accounting principles.

    Section 1012.  Statement by Officers as to Default.

    (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the Company's President or Chief Financial Officer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture, setting forth the arithmetical computations required to show compliance with the provisions of Sections 1007 and 1008 during the previous fiscal year, and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

    (b) The Company shall deliver to the Trustee, within 30 days after the end of each fiscal quarter of the Company ending after the date hereof, an Officers' Certificate, if and only if, to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture, specifying all such defaults and the nature and status thereof.

    (c) The Company shall, so long as any of the Securities are outstanding deliver to the Trustee, within five days after the occurrence thereof, written notice of any event which after notice or lapse of time or both would become an Event of Default pursuant to Clause (4) of Section 501.

    Section 1013.  Waiver of Certain Covenants.

    The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1005 through 1010, 1014 and 1015 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series, by Act of such Holders, either shall waive such compliance in such instance or generally shall have waived compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision, or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the

Trustee in respect of any such term, provision or condition shall remain in full force and effect.

    Section 1014.  Limitation on Ranking of Future Indebtedness.

    The Company will not, directly or indirectly, incur, create, assume or guarantee any Indebtedness for Money Borrowed which is not Senior Indebtedness (other then Subordinated Indebtedness that is pari passu or subordinate in right of payment to the Securities).

    Section 1015.  Subsidiaries that Own Finance Receivables.

    The Company will not organize and own directly or indirectly the voting Stock of any Person that directly or indirectly owns or holds finance receivables (with an aggregate principal amount excess of $1,000,000) originated by the Company or any Subsidiary unless (i) the net income and net worth of such Person is accounted for as a consolidated subsidiary, of the Company in accordance with the generally accepted accounting principles, (ii) the Company owns directly or indirectly at least 80% of the outstanding Voting Stock of such Person and (iii) the Company owns directly or indirectly stock or equity interests in such Person having a value equal to at least 80% of the total value of the stock or equity interests in such Person. For purposes of clause (iii), "stock" or "equity interests" shall not include preferred stock or any similar equity interest which (A) is not entitled to vote except as required by law, (B) is limited and preferred as to dividends or distributions and does not participate in the economic growth of the Person to any significant extent, (C) has, to the extent provided for, redemption rights and liquidation rights which do not exceed the issue price of such stock or equity interests (except for a reasonable redemption or liquidation premium), and (D) is not convertible into another class of stock or equity interest.

    Section 1016.  Limitations on Transactions with Affiliates.

    The Company shall not, and shall not permit any of its Subsidiaries to, enter into permit to exist any transaction (or series of related transactions), including, without limitation, any loan, advance, guarantee or capital contribution to, or for the benefit of, or any sale, purchase, lease, exchange or other disposition of any property or the rendering of any service, or any other direct or indirect payment, transfer or other disposition (a "Transaction"), involving payments, with any Affiliate of the Company, on terms and conditions less favorable to the Company or such Subsidiary, as the case May be, than would be available at such time in a comparable Transaction in arm's length dealings with an unrelated Person as determined by the Board of Directors, such approval to be evidenced by a Board Resolution.

    The provisions of the immediately preceding paragraph will not apply to:


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

         (i) Restricted Payments otherwise permitted pursuant to this Indenture, or

         (ii) fees and compensation (including amounts paid pursuant to employee benefit plans) paid to, and indemnity provided on behalf of, officers, directors, employees or consultants of the Company or any Subsidiary, as determined by the Board of Directors or the senior management thereof in the exercise of their reasonable business judgment; or

         (iii) payments for goods and services purchased in the ordinary course of business on an arm's-length basis; or

         (iv)  Transactions which do not exceed $200,000; or

         (v) Transactions between or among any of the Company and its wholly owned subsidiaries.


                                    ARTICLE ELEVEN

                               REDEMPTION OF SECURITIES

    Section 1101.  Applicability of Article.

Redemption of Securities of any series at the option of the Company as permitted or required by the terms of such Securities shall be made in accordance with the terms of such Securities and (except as otherwise provided herein or pursuant hereto) this Article.

    Section 1102.  Election to Redeem; Notice to Trustee.

    The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of the Securities of any series with the same issue date, interest rate, Stated Maturity and other terms, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.

    Section 1103.  Selection by Trustee of Securities to be Redeemed.

    If less than all the Securities of any series with the same issue date, interest rate, Stated Maturity and other terms are to be redeemed, the particular Securities to be redeemed shall be selected not less than 30 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption, in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed, or, if the Securities are not listed by lot or in such other method as the Trustee


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

shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security of such series not redeemed to less than the minimum denomination for a Security of such series established herein or pursuant hereto.

    The Trustee shall promptly notify the Security Registrar (if other than itself) and the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

    For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities which has been or is to be redeemed.

    Section 1104.  Notice of Redemption.

    Notice of redemption shall be given in the manner provided in Section 106, not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to the Holders of Securities to be redeemed. Failure to give notice by mailing in the manner herein provided to the Holder of any Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.

    Any notice that is mailed to the Holder of any Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

    All notices of redemption shall state:

         (1)  the Redemption Date,

         (2)  the Redemption Price,

         (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed,

         (4) in case any Security is to be redeemed in part only, that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,


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

         (5) that, on the Redemption Date, the Redemption Price shall become due and payable upon each such Security or portion thereof to be redeemed and if applicable, that interest thereon shall cease to accrue on and after said date,

         (6) the place or places where such Securities must be surrendered for payment of the Redemption Price and any accrued interest and Additional Amounts pertaining thereto,

         (7) that the redemption is for a sinking fund, if such is the case, and

         (8) the CUSIP number of such Securities, if any (or any other numbers used by a Depository to identify such Securities).

    Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name of the Company.

    Section 1105.  Deposit of Redemption Price.

    On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of Money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any accrued interest on and Additional Amounts with respect to, all the Securities or portions thereof which are to be redeemed on that date.

    Section 1106.  Securities Payable on Redemption Date.

    Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption a Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with any accrued interest and Additional Amounts to the Redemption Date; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the Regular Record Dates therefor according to their terms and the provisions of
Section 307.

    If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any


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

premium, until paid, shall bear interest from the Redemption Date at the rate prescribed therefor in the Security.

    Section 1107.  Securities Redeemed in Part.

    Any Security which is to be redeemed only in part shall be surrendered at any Office or Agency for such Security (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depository for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Securities in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.


                                    ARTICLE TWELVE

                                    SINKING FUNDS

    Section 1201.  Applicability of Article.

    The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required by any form of Security of such series issued pursuant to this Indenture.

    The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an "optional sinking fund payment". If provided for by the term of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in
Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

    Section 1202.  Satisfaction of Sinking Fund Payments with Securities.

    The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of any series


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to be made pursuant to the terms of such Securities (1) deliver Outstanding
Securities of such series (other than any of such Securities previously called for redemption or any of such Securities in respect of which cash shall have been released to the Company) and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities or through the terms of Article Thirteen, provided that such series of Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section 1202, the principal amount of Securities of such series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of such series for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

    Section 1203.  Redemption of Securities for Sinking Fund.

    Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company shall deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that series pursuant to Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


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                                   ARTICLE THIRTEEN

                          REPAYMENT AT THE OPTION OF HOLDERS

    Section 1301.  Applicability of Article.

    Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series and (except as otherwise provided herein or pursuant hereto) this Article. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 309, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be canceled. Notwithstanding anything to the contrary contained in this Section 1301, in connection with and repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the Repayment Date an amount not less than the Repayment Price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the Repayment Price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.

    Section 1302.  Repayment Opinion upon Death of Holder.

    (a) If provided for by the terms of any Securities of any series, then upon the death of any Holder of Securities of such series, and upon the further receipt by the Company or the Trustee of a written request for repayment and satisfaction of the conditions set forth in subsection (b) below, the Company shall be required to pay, in accordance with the terms of this Article, the Repayment Price (excluding any premium) of, and (except if the Repayment Date shall be an Interest Payment Date) any accrued interest on and Additional Amounts with respect to, all or such portion (which portion shall be an integral multiple of $1,000 in excess of the minimum authorized denomination of the applicable series of Securities) of the Security or Securities held by the deceased Holder at the date of his death as requested, provided that the Company shall not be required to make repayment payments aggregating more than $250,COO in principal amount (plus accrued interest and Additional Amounts) in any fiscal year on a Security or Securities held by any one deceased Holder or aggregating more than such principal amount as shall be specified by the terms of the Securities of such series (plus accrued interest and Additional Amounts) in any fiscal year on Securities held by any number of deceased Holders (the "Maximum Annual Repayment Amount"). Subject to subsection (b)


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

below, repayment of such Securities shall be made in the order in which requests therefor are received (subject to the Maximum Annual Repayment Amount) within 60 days following receipt by the Company or the Trustee of the following:

         (1) a written receipt for repayment of the Security or Securities signed by a duly authorized representative of the Holder, which request shall set forth the name of the deceased Holder, the date of death of the deceased Holder, and the principal amount of the Security or Securities to be repaid; and

         (2) the certificates representing the Security or Securities to be repaid, and

         (3) evidence satisfactory to the Company and the Trustee of the death of such deceased Holder and the authority of the representative to such extent as may be required by the Trustee and the Company

    Securities not repaid in any fiscal year because the maximum Annual Repayment Amount has already been met may be held by the Trustee at the request of the authorized representative of the deceased Holder and repaid in subsequent years in the order in which such Securities are received.

    (b) A Security or Securities held by the deceased Holder shall not be entitled to repayment pursuant to this Section 1302 unless all of the following conditions are met:

         (1) the Securities to be repaid shall have been registered on the Security Register in the name of the deceased Holder since the issue date of such series of Securities or for a period of at least six months prior to the date of the deceased Holder's death, whichever is less; and

         (2) the Company or the Trustee shall have received a written request for repayment within one year after the date of the deceased Holder' death or, in the case of requests for a subsequent repayment of a Security or Securities held by such deceased Holder, within one year after any such preceding request; and

         (3) the Company shall not, after giving effect to such repayment,have made repayment payments aggregating more than the Maximum Annual Repayment Amount within the then current fiscal year; and

         (4) the Company shall not be subject to any law, regulation, agreement or administrative directive preventing such repayment.

    (c) Authorized representatives of a Holder shall include the following executors, administrators or other legal


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

representatives of an estate; trustees of a trust; joint owners of Securities owned in joint tenancy or, tenancy by the entirety; custodians; conservators; guardians; attorneys-in-fact; and other Persons generally recognized as having legal authority to act on behalf of another.

    (d) For purposes of his Section, the death of a Person owning a Security or Securities in joint tenancy or tenancy by the entirety with another or others shall be deemed the death of the Holder of the Security or Securities, and the entire principal amount of the Security or Securities so held shall be subject to repayment, plus accrued interest thereon to the Repayment Date and Additional Amounts with respect thereto, in accordance with the provisions of this Article for purpose of this Section, the death of a Person owing a Security or Securities by tenancy common shall be deemed the death of a Holder of Security or securities only with respect to the deceased Holder's interest in the Security or Securities so held by tenancy in common; except that in the event a Security or Securities are held by husband and wife as tenants in common, the death of either shall be deemed the death of the Holder of the Security or Securities, and the entire principal amount of the Security or Securities so held shall be subject to repayment in accordance with the provisions of this Article. A Person who, during such Person's lifetime, was entitled to substantially all of the beneficial interests of ownership of Securities shall, upon such Person's death, be deemed the Holder thereof for purposes of this Section, regardless of the registered holder, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Transfers (or Gifts) to Minors Act, community property or other joint ownership arrangements between a husband and wife, and trust arrangements where one Person has substantially all of the beneficial ownership interests in Securities during such Person's lifetime. Beneficial interests shall include the power to sell, transfer or otherwise dispose of Securities and the right to receive the proceeds therefrom, as well as principal thereof, interest thereon and Additional Amounts with respect thereto.

    (e) If Securities of a Series are issuable in global form (i.e., in the name of the nominee of a Depository for purposes of book-entry transfer) and such Securities authorize repayment upon the death of a Holder, the Company or the Trustee may adopt appropriate procedures to allow beneficial owners of Securities to obtain payment in accordance with the requirements of the Depository in the event of a request for repayment of the Securities pursuant to this section.

    Section 1303.  Redemption Upon Special Redemption Event.

    In the event that there shall occur a Special Redemption Event with respect to the Company, then each Holder shall have the right, at the Holder's option, to require the Company to


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

redeem such Holder's Securities, in whole or in part (provided the principal amount of such part is $1,000 or any integral multiple thereof) on the Repayment Date that is seventy-five (75) days after the occurrence of the Special Redemption Event at a redemption price in cash equal to 101% of the principal amount thereof or portion thereof plus accrued but unpaid interest to the date of redemption.

    Forty (40) days after the occurrence of a Special Redemption Event the Company promptly, but in any event within three (3) Business Days after expiration of such 40-day period, shall give notice to the Trustee, who shall promptly, but in any event within five (5) days of receipt of notice from the Company, notify all Holders, of the occurrence of such Special Redemption Event, of the date before which a Holder must notify the Trustee of such Holder's intention to exercise the redemption option (which date shall be not more than three (3) Business Days prior to the Repayment Date) and of the procedure which such Holder must follow to exercise such right. To exercise the redemption, the Holder must deliver to the Trustee on or before the close of business on the Repayment Date: (i) written notice of such Holder's redemption election pursuant to this Section 1303, in form satisfactory to the Trustee, signed by the registered Holder(s) or his duly authorized representative and (ii) the Security or Securities to be redeemed, free and clear of any liens or encumbrances of any kind.

    In the case of any securities which are presented for redemption in part only, upon such redemption the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder of such Securities, without service charge, a new Security or Securities, of any authorized denomination or denominations as requested by such Holder, in aggregate principal amount equal to the unredeemed portion of the principal of the Securities so presented.

    Section 1304.  Deposit of Repayment Price.

    Within 30 days after the receipt by the Company or the Trustee of any request for repayment of a Security or Securities or any portion thereof duly made pursuant to Section 1302 or 1303, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of Money sufficient to pay the Repayment Price of, and (except if the Repayment Date shall be an Interest Payment Date) any accrued interest on any Additional Amounts with respect to, all the Securities or portions thereof which are to be repaid on that date.

    Section 1305.  Securities Payable on Repayment Date.

    A written request having been made as aforesaid, the Security or Securities so to be repaid shall, on the Repayment Date, become due and payable at the Repayment Price, and from and


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

after such date (unless the Company shall default in the payment of the Repayment Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for repayment in accordance with said request, such Security shall be paid by the Company at the Repayment Price, together with any accrued interest and Additional Amounts to the Repayment Date; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Repayment Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the Regular Record Dates therefor according to their terms and the provisions of Section 307.

    If any Security to be repaid shall not be so paid upon surrender thereof for repayment the principal and any premium, until paid, shall bear interest from the Repayment Date at the rate prescribed therefor in the Security.

    Section 1306.  Securities Repaid in Part.

    Any Security which is to be repaid only in part shall be surrendered at any Office or Agency for such Security (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unpaid portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depository for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unpaid portion of the principal of the Security in global form in surrendered.


                                   ARTICLE FOURTEEN

                             SUBORDINATION OF SECURITIES

    Section 1401.  Securities Subordinated to Senior Indebtedness.

    (a) The Company covenants and agrees, and each Holder of Securities, by his acceptance thereof, likewise covenants and agrees, and for purposes of
Section 508 consents, that the indebtedness represented by the Securities and the payment of the principal of and interest on and Additional Amounts with respect


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

to each and all of the Securities is hereby expressly subordinated, to the extent and in the manner, hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness and that all Securities issued hereunder shall rank pari passu with debt securities issued pursuant to the 1995 Indenture.

    (b) The Trustee, the Company and the Holders of Securities hereby agree that, until all Senior Indebtedness has been paid in full, the Holders of Securities shall be permitted to retain only the following payments of principal and interest paid by the Company in respect of Securities (all such payments being referred to herein as "Permitted Payments"), and all such payments that are not Permitted Payments will be turned over by the Trustee or the Holders of Securities to the holder or holders of Senior indebtedness or any agent thereof or (a "Senior Agent") for the benefit of the holder or holders of Senior Indebtedness

         (1) principal payment of the Securities, whether (A) at the Stated Maturity, (B) at the Company's option as provided in Article Eleven provided that the holder or holders of Senior Indebtedness or any Senior Agent has received written notice from the Company or the Trustee not later than 45 days prior to a Redemption Late, (C) pursuant to the operation of the sinking fund provisions of Article Twelve, or (D) as a result of the occurrence of a Special Redemption Event as provided in Section 1303 provided that the holder or holders of Senior Indebtedness or any Senior Agent has received written notice from the Company or the Trustee of the Special Redemption Event not later than 40 days after the occurrence of the Special Redemption Event; provided that all such principal payments are subject to the restrictions set forth in Section 1401(c) hereof;

         (2) payments of interest in respect of the Securities so long as no default has occurred and is then continuing with respect to the payment of principal of or interest on the Senior Indebtedness; for such purposes, any such default which has been cured by payment or which has been waived, shall not be continuing; and

         (3) principal payment of the Securities as a result of death of one or more Holders as provided in Section 1302 prior to the date on which any of the Senior Indebtedness is accelerated or the date on which any holder or holders of not less than 51% in principal amount of the outstanding Senior Indebtedness or any Senior Agent exercises any judicial or non-judicial remedy with respect to any collateral securing such Senior Indebtedness.

    (c) From and after the receipt by the Trustee of a written notice (the "Default Notice") from the holder or holders of not less than 51% in principal amount of the outstanding Senior Indebtedness or any Senior Agent specifying that any default in the payment of any obligation on any Senior Indebtedness when due, whether at the stated maturity of any such payment or by declaration of acceleration, call for redemption, mandatory repurchase, payment or prepayment or otherwise (a "Senior Payment Default") has occurred, the Company may not make any principal payments described in Section 1401(b)(1) to the Holders of Securities and neither the Trustee nor the Holders of not less than 25% in principal amount of the Outstanding Securities of any series may accelerate the Maturity of such series as provided in Section 502, until the first to occur of the following:

         (1)  such Senior Payment Default is cured, or

         (2) such Senior Payment Default is waived by the holders of such Senior Indebtedness or the senior Agent, or
         (3) the expiration of 180 days after the date the Default Notice is received by the Trustee, if the maturity of such Senior Indebtedness has not been accelerated at such time or the holder or holder's of not less than 51% in principal amount of the outstanding Senior Indebtedness or any Senior Agent has not exerciser any judicial or non-judicial remedy with respect to any collateral securing such Senior Indebtedness at such time, and the provisions of this Article Fourteen otherwise permit the payment at such time.

Upon payment in full of the Senior Indebtedness, payment of principal may be made to the Holders of Securities.

    (d) Upon a payment or distribution to creditors of the Company in a liquidation, dissolution, or winding up of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property or an assignment for the benefit of Creditors or any marshalling of the Company's assets and liabilities,

         (1) the holders of the Senior Indebtedness shall be entitled to receive payment of the full amount of the Senior Indebtedness before the Holders of any of the Securities are entitled to receive any payment on account of the principal of, interest or premium on or Additional Amounts with respect to the indebtedness evidenced by the Securities; and

         (2) any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in his Section 1401 with respect to the Securities, to the payment of all Senior indebtedness, provided that the right of the holders of Senior Indebtedness are not impaired by such reorganization or readjustment), to which the Holders of any of the Securities or the Trustee would be entitled except for the provisions of this Section 1401 shall be paid or delivered by the Person making such


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

    payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holder or holders of Senior Indebtedness or any Senior Agent, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the indebtedness evidenced by the Securities or to the Trustee under this indenture; and

         (3) in the event, notwithstanding the foregoing, any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this
    Section 1401 with respect to the Securities, to the payment of all Senior Indebtedness, provided that the rights of the holders of Senior Indebtedness are not impaired by such reorganization or readjustment), shall be received by the Trustee or the Holders of any of the Securities before all Senior Indebtedness is paid in full, such payment or distribution shall be paid over to the holder or holders of such Senior Indebtedness or any Senior Agent, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

    (e) The Holders and the Trustee acknowledge that the holders of Senior Indebtedness and the Holders of Securities, respectively, are entitled to exercise certain rights and powers with respect to the Company from time to time, whether before or after an occurrence of an Event of Default, and the exercise of any such right or power by one creditor may preclude the exercise of a similar right or power by one or more other creditors (any such right or power being herein called an "Exclusive Power"). To the extent that any holder or holders of Senior Indebtedness or any Senior Agent actually exercises any Exclusive Power, then the Trustee and the Holders of Securities agree to refrain from exercising any substantially similar Exclusive Power to the extent necessary to permit the holders of Senior Indebtedness to benefit from their actions.

    (f) No amendment, modification, extension, replacement, restatement or substitution of the Senior Indebtedness, or of any agreement or note now or hereafter in effect pertaining to such Senior Indebtedness, shall nullify, impair, limit, alter or modify the provisions of Article Fourteen of this Indenture.


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

    (g) For purposes of this Section 1401, Senior Indebtedness shall include all fees, expenses and costs incurred by or on behalf of the holder or holders of the Senior Indebtedness or the Senior Agent in connection with the Senior Indebtedness.

    (h) Notices to holders of Senior Indebtedness shall be made to each holder of Senior Indebtedness or, if holders of Senior Indebtedness have appointed a Senior Agent, then to such Senior Agent, and shall be made in the manner specified in the document evidencing such holder's Senior Indebtedness if such a manner is so specified therein.

    Section 1402.  Subrogation.

    Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to such Senior Indebtedness until all amounts owing on the Securities shall be paid in full, and, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, no such payment or distribution made to the holders of Senior Indebtedness by virtue of this Article which otherwise would have been made to the Holders of the Securities shall be deemed to be a payment by the Company on account of the Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand.

    Section 1403.  Obligations of Company Unconditional.

    Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligations of the Company, which are absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on and Additional Amounts with respect to the Securities as and when the same shall become due and parable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

    Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such


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dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or other person making any payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Article.

    Section 1404.  Effectuation of Subordination by Trustee.

    Each Holder of Securities, by his acceptance thereof, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

    Section 1405.  Knowledge of Trustee.

    Notwithstanding the provision of this Article or any other provisions of this Indenture, the Trustee shall not be deemed to owe any fiduciary duty to the Holders of Senior Indebtedness and shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other action by the Trustee, unless and until the Trustee shall have received written notice thereof from the Company, any Holder of Securities, any Paying Agent of the Company or the holder or representative of any class of Senior Indebtedness.

    Section 1406.  Trustee May Hold Senior Indebtedness.

    The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its right as such holder.

    Section 1407.  Rights of Holders of Senior Indebtedness Not  Impaired.

    No right of any present or future holder of any Senior Indebtedness to enforce the subordination provisions herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

    This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but


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all such counterparts shall together constitute but one and the same instrument.


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    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.

[SEAL]                       CONSUMER PORTFOLIO SERVICES, INC.


Attest:


By:---------------------     By:------------------------------
   Name:                        Name:
   Title:                       Title:



[SEAL]                       BANKERS TRUST COMPANY,
                                  as Trustee

Attest:



By:---------------------     By:------------------------------
   Name:                        Name:
   Title:                       Title: